                        ANNUAL REPORT SEPTEMBER 30, 1997

                                  OPPENHEIMER

                                   STRATEGIC
                                  INCOME FUND

                                    [PHOTO]


                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Managers

10 Statement of Investments

42 Statement of Assets &
   Liabilities

44 Statement of Operations

45 Statements of Changes in Net Assets

46 Financial Highlights

48 Notes to Financial Statements

59 Independent Auditors' Report

60 Federal Income Tax Information

61 Officers & Trustees

64 Information & Services


REPORT HIGHLIGHTS
-------------------------------------------------------------------------------

- NON-INFLATIONARY GROWTH became the U.S. Treasury market's dominant theme during the past year. As a result, the bond market has rallied strongly, particularly over the past six months.

- UPGRADED QUALITY: Because the difference in income was so little from a low-quality to a relatively higher-quality corporate bond, we've taken this opportunity to upgrade these bonds in our portfolio.

- MORTGAGE-BACKED SECURITIES issued by U.S. government agencies have done very well, and our overweighted position has helped the Fund's overall performance.


AVG ANNUAL TOTAL RETURNS
For the 1-year period ended
9/30/97 without sales charges(1)

CLASS A
11.29%

CLASS B
10.43%

CLASS C
10.67%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.





                   2        Oppenheimer Strategic Income Fund

[PHOTO]
JAMES C. SWAIN
Chairman
Oppenheimer Strategic Income Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer Strategic Income Fund

DEAR SHAREHOLDER,
-------------------------------------------------------------------------------

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

        To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

        While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike.

        As a result, when October 27 arrived, our equity funds held above-average cash positions relative to many of our competitors. Not only did our higher cash levels serve as a protection, they also enabled us to buy the stocks of numerous excellent companies that were selling at more reasonable prices. In addition, our international and global funds were not as impacted because they weren't heavily invested in Southeast Asia and Japan. Finally, on the fixed-income side, our bond funds were generally characterized by longer-than-normal durations, which allowed us to lock in higher yields.

        In conclusion, many of our funds experienced relatively strong performance during the October-November market shake-ups. We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

        For frequent market updates, please visit our website at WWW.OPPENHEIMERFUNDS.COM or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN        /s/ BRIDGET A. MACASKILL
James C. Swain            Bridget A. Macaskill
November 7, 1997





                   3        Oppenheimer Strategic Income Fund

 AVG ANNUAL TOTAL RETURNS
For the Period Ended 9/30/97(1)

CLASS A
                 Since
1 year   5 year  Inception
6.00%    8.54%   10.33%

CLASS B
                 Since
1 year   5 year  Inception
5.43%    N/A     9.22%

CLASS C
                 Since
1 year   5 year  Inception
9.67%    N/A     11.01%

 CUMULATIVE TOTAL RETURN
For the Period Ended 9/30/97(1)

CLASS A
5 year
50.66%  $15,066(2)



PERFORMANCE UPDATE
-------------------------------------------------------------------------------

Oppenheimer Strategic Income Fund's Class A shares provided an average annual total return of 11.29%, without sales charges, for the one-year period ended September 30, 1997.(3) Earlier in the year, we focused our investments on securities, such as U.S. Treasury bonds, that have very high credit quality. At the time, we were cautious with respect to anticipated interest rate hikes, but quickly repositioned the Fund when it became apparent that the economy would continue to grow moderately.



                               GROWTH OF $10,000
                                Over five years
                           (without sales charges)(2)

   Oppenheimer Strategic Income Fund                   Lehman Brothers Aggregate
             Class A shares                                    Bond Index
             10000                                              10000
             9956.57                                            10025.9
             10576.2                                            10440.9
             11016.2                                            10718.2
             11358.3                                            10997.5
             11899.9                                            11003.5
             11473.7                                            10687.3
             11424.1                                            10577.5
             11586.1                                            10642.1
             11370.6                                            10682.4
             11515.8                                            11221.2
             12196.4                                            11904.9
             12578.5                                            12139
             13119.3                                            12656
             13338                                              12430.3
             13694                                              12501.2
             14227.5                                            12731.4
             14770.4                                            13113.5
             14717.6                                            13040.7
             15316.5                                            13521
             15832.8                                            13971.8


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 10/16/89. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 11/30/92). Class C returns for the 1-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 5/26/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The Lehman Brothers Aggregate Bond Index is an unmanaged broad-based index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities and cannot be purchased directly by investors.





                   4        Oppenheimer Strategic Income Fund

 STANDARDIZED YIELDS(4)
For the 30 Days Ended 9/30/97

CLASS A
7.31%

CLASS B
6.92%

CLASS C
6.92%



ASSET ALLOCATION(5)

- U.S. CORPORATE          39.6
- FOREIGN GOV'T           23.1
- U.S. GOV'T AGENCY       19.6
- U.S. TREASURY           11.8
- FOREIGN CORPORATE        5.9

PORTFOLIO REVIEW
-------------------------------------------------------------------------------

Oppenheimer Strategic Income Fund is for investors looking for high income from a Fund that aims to lower volatility.

WHAT WE LOOK FOR

-  Investments that provide HIGH INCOME.

-  RELATIVE VALUE, as compared with other securities or sectors of the market.

- DIVERSIFICATION sought from securities that tend to "zig" when others may "zag."

TOP 5 ISSUES(5)
 .........................................
FNMA                              12.5%
 .........................................
U.S. Treasury Bonds                9.0
 .........................................
GNMA                               6.1
 .........................................
U.S. Treasury Notes                3.7
 .........................................
FHLMC                              2.4
 .........................................


3. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

4. Standardized yield is based on net investment income for the 30-day period ended 9/30/97. Falling net asset values will tend to artificially raise yields.

5. Portfolio data is as of 9/30/97, and is subject to change. Portfolio data are dollar-weighted based on total market value of investments. The Fund may invest without limit in below-investment-grade securities which carry a greater risk that the issuer may default on principal or interest payments.





                   5        Oppenheimer Strategic Income Fund

"THE BOND MARKET RALLIED OVER THE PAST SIX MONTHS, WHICH HELPED OUR OVERALL PERFORMANCE."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED OVER THE PAST 12 MONTHS?

Oppenheimer Strategic Income Fund's Class A shares provided an average annual total return of 11.29% without sales charges for the one-year period ended September 30, 1997.(1) Early in the year, we expected interest rates to rise in response to stronger-than-expected economic growth, so we focused our investments on securities, such as U.S. Treasury bonds, that have very high credit quality. Although we quickly repositioned the Fund when it became apparent that the economy would continue to grow moderately, our slow start hindered the Fund's performance.

WHAT SECTORS OF THE FIXED-INCOME MARKETS WERE MOST ATTRACTIVE OVER THE PERIOD?

Just about every sector of the fixed-income markets has done quite well over the past 12 months, with the important exception of foreign government bonds.

         The market for U.S. Treasury securities has been characterized by swings in sentiment from fear to relief regarding the inflation environment. After a brief period of concern in March, during which the Federal Reserve raised short-term interest rates modestly, non-inflationary growth became the U.S. Treasury market's dominant theme. As a result, the market has rallied strongly over the past six months.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.





                   6        Oppenheimer Strategic Income Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Art Steinmetz
David Negri
(Fund Managers)
Ashwin Vasan

Mortgage-backed securities issued by U.S. government agencies have also done very well. Despite the trend toward lower interest rates, mortgage refinancing activity has been light, and volatility in the mortgage-related markets has remained relatively low. We've reaped some of the benefits of that benign environment because we've been overweighted in mortgage-backed securities throughout 1997.

         Within the corporate bond sector, our favorite sectors are those that can show good growth rates. For example, telecommunications technologies has been one area we've liked. At the same time, we've attempted to manage the credit risks of corporate bonds by focusing on better-quality issues. It's been a volatile sector, but has continued to provide competitively high yields. As the differences in yields between investment-grade corporate bonds and lower-quality bonds has narrowed, the Fund has increased its holdings in higher-rated bonds.

         The important exception to the market's positive performance we mentioned earlier has been in the foreign bond sector. Because the U.S. dollar has been very strong relative to other major currencies this year, returns from foreign investments have eroded for U.S. shareholders. While foreign investments can involve greater risks and expenses, we attempted to manage the risks of fluctuating currency exchange rates in the futures markets. We also manage risks by diversifying among multiple nations that are in different stages of the economic cycle.





                   7        Oppenheimer Strategic Income Fund

"U.S. TREASURY AND MORTGAGE-BACKED SECURITIES SHOULD BENEFIT ..."

AN INTERVIEW WITH YOUR FUND'S MANAGERS
-------------------------------------------------------------------------------

HAVE YOU HELD ANY BONDS FROM THE EMERGING MARKETS?

Yes, we've had 15% to 20% of the Fund's assets invested in bonds from emerging markets. Because their currencies tend to be closely linked to the U.S. dollar, these holdings help reduce the Fund's currency exchange risks. Economic growth has been strong in the emerging markets, so their bonds have done quite well. Our emerging market positions have been primarily in Latin America, with somewhat smaller exposure to Eastern Europe. We've had very little exposure to the emerging Asian markets, which have experienced great difficulty this year.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We are optimistic regarding the prospects of the fixed-income markets over the foreseeable future. In the United States, continuation of the current moderate-growth, low-inflation economic environment should cause interest rates to decline modestly from current levels. However, we do not expect that decline to occur in a straight line. We believe that investors will continue to react to new economic data as it is released, causing short-term market volatility. From a broader perspective, however, U.S. Treasury and mortgage-backed securities should benefit in the event the low-inflation scenario continues to unfold.

         Further, we believe that U.S. corporate bonds should also continue to benefit from a low-inflation economy and strong earnings growth. We are particularly attracted to bonds from companies that may receive a credit-rating upgrade as their financial conditions improve.





                   8        Oppenheimer Strategic Income Fund

 "... AS THE LOW-INFLATION SCENARIO CONTINUES TO UNFOLD."

         On the other hand, the foreign markets appear less attractive. While we expect continued strength in the developed markets of Europe and the emerging markets of Latin America, we are concerned about the negative effects of the difficulties in Asia. If and when Japan's central bank begins to raise interest rates, it could signal an end to the current global interest-rate environment. Ironically, the only people that aren't now benefiting from low interest rates in Japan are the Japanese, because their stock market continues to do poorly. Virtually every other stock market in the world is doing well as low interest rates have fueled a speculative boom in financial assets. To the extent that Japan leads a worldwide increase in interest rates, bonds throughout the world may suffer.

         This scenario, if it occurs, is still many months away. Yet, we remain vigilant in monitoring international economic developments. We look forward to taking advantage of changing economic fortunes through our multisector discipline.





                   9        Oppenheimer Strategic Income Fund

STATEMENT OF INVESTMENTS  September 30, 1997

                                                                                     FACE               MARKET VALUE
                                                                                     AMOUNT(1)          SEE NOTE 1
======================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--26.3%
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--21.1%
----------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--15.0%
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
Participation Certificates:
Series 1455, Cl. J, 7.50%, 12/15/22                                                   $    9,527,500    $   10,005,477
Series 1562, Cl. C, 7%, 3/15/21                                                           10,000,000        10,073,330
Series 1751, Cl. PK, 8%, 9/15/24                                                           6,735,000         7,275,401
Series 1914, Cl. H, 6.50%, 8/15/24                                                         9,970,000         9,508,887
Series 1920, Cl. M, 6.50%, 6/15/23                                                        11,950,000        11,684,932
Interest-Only Stripped Mtg.-Backed Security,
Series 177, Cl. B, 10.346%-12.833%, 7/1/26(2)                                            365,473,113       119,235,605
Principal-Only Stripped Mtg.-Backed Security,
Series 179, 4.852%-4.912%, 9/1/26(3)                                                      41,692,785        31,940,582
----------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.375%, 8/15/07(AUD)                                                                      67,605,000        49,485,819
6.50%, 4/1/26                                                                              2,450,814         2,388,736
7%, 10/25/27(4)                                                                           78,080,000        77,762,995
7%, 11/1/12(4)                                                                            70,160,000        70,818,101
7%, 4/1/26                                                                                13,290,472        13,252,861
7%, 9/26/00(NZD)                                                                          48,610,000        31,006,240
7.50%, 10/1/27(4)                                                                        212,500,000       216,019,000
7.50%, 11/25/12(4)                                                                       150,000,000       153,141,000
7.50%, 6/1/24-8/1/26                                                                     156,133,805       159,018,910
Sr. Unsub. Medium-Term Nts., 6.50%, 7/10/02(AUD)                                          31,660,000        23,684,739
Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates:
Trust 1989-4, Cl. D, 10%, 2/25/19                                                          9,000,000        10,240,246
Trust 1990-143, Cl. J, 8.75%, 12/25/20                                                    33,289,442        35,499,579
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                                      10,100,000        11,526,134
Trust 1992-162, Cl. C, 7%, 10/25/21                                                        5,850,000         5,842,687
Trust 1994-51, Cl. PH, 6.50%, 1/25/23                                                     13,841,000        13,776,086
Trust 1997-25, Cl. B, 7%, 12/18/22                                                         8,618,000         8,654,352
Interest-Only Stripped Mtg.-Backed Security:
Trust 215, Cl. 2, 7.844%-10.204%, 4/1/23(2)                                               99,635,079        30,668,922
Trust 222, Cl. 2, 8.694%-10.309%, 6/1/23(2)                                               72,966,762        22,802,113
Trust 258, Cl. 2, 10.294%, 3/1/24(2)                                                      28,471,631         8,634,912
Principal-Only Stripped Mtg.-Backed Security:
Trust 1994-57, Cl. D, 4.652%, 1/25/24(3)                                                   9,094,765         6,062,230
Trust 1997-7, Cl. GA, 6.889%, 7/25/23(3)                                                   5,961,179         3,256,294
Trust 277-C1, 5.331%, 4/1/27(3)                                                           43,024,112        31,165,592
                                                                                                        --------------
                                                                                                         1,184,431,762





                  10         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--6.1%
Government National Mortgage Assn.:
12.50%, 12/15/13                                                                         $ 10,797,431     $ 12,735,463
13%, 10/15/15                                                                              30,513,919       37,026,734
13.50%, 6/15/15                                                                            39,545,027       48,924,614
6%, 11/1/27(4)                                                                            175,000,000      176,093,750
7.50%, 10/1/27(4)                                                                         130,000,000      132,234,700
7.50%, 1/30/07-6/15/27                                                                     32,021,644       32,608,053
8%, 5/15/26                                                                                13,805,691       14,284,059
Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates,
Series 1994-5, Cl. PQ, 7.493%, 7/16/24                                                     10,000,000       10,480,422
----------------------------------------------------------------------------------------------------------------------
U.S. Department of Veterans Affairs, Interest-Only Gtd.
Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Vendee Mtg. Trust:
Series 1992-2, Cl. IO, 13.67%, 9/15/22(2)(5)                                              150,282,020        6,536,681
Series 1995-2B, Cl. 2-IO, 22.639%, 6/15/25(2)(5)                                           15,029,235          589,428
Series 1995-3, Cl. 1-IO, 20.516%, 9/15/25(2)(5)                                           359,011,879        6,955,855
                                                                                                        --------------
                                                                                                           478,469,759
----------------------------------------------------------------------------------------------------------------------
PRIVATE--5.2%
----------------------------------------------------------------------------------------------------------------------
AGRICULTURAL--0.1%
Prudential Agricultural Credit, Inc., Farmer Mac Agricultural
Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates,
Series 1992-2:
Cl. B2, 9.199%, 1/15/03(5)(6)                                                              5,671,990         5,108,337
Cl. B3, 9.475%, 4/15/09(5)(6)                                                              7,109,361         6,071,839
                                                                                                        --------------
                                                                                                            11,180,176
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL--4.0%
Asset Securitization Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1995-MD4, Cl. A-4, 7.384%, 8/13/29                                                  5,000,000         5,167,969
Series 1995-MD4, Cl. A-5, 7.384%, 8/13/29                                                 20,000,000        20,146,875
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(6)                                                10,000,000         9,712,500
Series 1997-D4, Cl. B2, 7.525%, 4/14/29(6)                                                17,082,312        16,180,152
Series 1997-D4, Cl. B3, 7.525%, 4/14/29(6)                                                 5,532,925         5,088,562
----------------------------------------------------------------------------------------------------------------------
CBA Mortgage Corp., Mtg. Pass-Through Certificates,
Series 1993-C1:
Cl. E, 7.76%, 12/25/03(6)                                                                  2,609,000         2,628,567
Cl. F, 7.76%, 12/25/03(6)(7)                                                              14,300,000        11,493,625
----------------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., Sub. Bonds, Series 1993-5:
Cl. B3, 7%, 4/25/23(5)                                                                     1,629,234         1,479,040
Cl. B4, 7%, 4/25/23(5)                                                                     1,247,587           299,421
----------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Collateralized Mtg.
Obligation, Series 1996-C1, Cl. E, 8.115%, 12/25/20(6)(7)                                  2,750,000         2,843,672





                  11         Oppenheimer Strategic Income Fund

                                                                                        FACE              MARKET VALUE
                                                                                        AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL  (CONTINUED)
Criimi Mae Financial Corp., Collateralized Mtg. Obligations,
Trust I, Cl. A-2, 7.56%, 8/30/05(7)                                                     $  6,300,000      $  6,391,547
----------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Collateralized Mtg.
Obligations, Gtd. Multiclass Mtg. Participation Certificates,
Series 1994-M1, Cl. E3A, 8.406%, 2/15/02(5)(6)                                            15,000,000        15,000,000
----------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25(5)                                                                 2,500,000         2,602,344
Cl. 2-E, 8.70%, 9/25/25(5)                                                                 2,500,000         2,609,375
Cl. 2-G, 8.70%, 9/25/25(5)                                                                 4,870,000         5,013,056
----------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
Collateralized Mtg. Obligations, Series 1997-C1,
Cl. G, 7.414%, 7/20/29                                                                    19,440,000        18,395,100
Interest-Only Stripped Mtg.-Backed Security,
Series 1997-C1, Cl. X, 1.63%, 7/15/27(2)                                                 184,125,000        18,930,352
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through
Certificates, Series 1995-C2, Cl. D, 7.919%, 6/15/21(6)                                    3,159,456         3,255,474
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1:
Cl. E, 7.51%, 2/15/28(5)(6)                                                                9,365,000         8,762,128
Cl. F, 7.51%, 2/15/28(5)(6)                                                               13,360,980         9,966,456
----------------------------------------------------------------------------------------------------------------------
Nykredit AS, Mtg.-Backed Security, Series ANN, 6%, 10/1/26(DKK)                          139,995,000        19,454,234
----------------------------------------------------------------------------------------------------------------------
Realkredit Danmark, Mtg.-Backed Security, 6%, 10/1/26(DKK)                               139,995,000        19,402,190
----------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                                    9,580,443         9,637,328
Series 1993-C1, Cl. B, 8.75%, 5/25/24                                                      7,074,009         7,050,798
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                      6,597,507         6,656,782
Series 1993-C1, Cl. E, 9.50%, 5/25/24                                                        835,336           839,318
Series 1993-C2, Cl. E, 8.50%, 3/25/25                                                        123,442           123,018
Series 1994-C1, Cl. C, 8%, 6/25/26                                                         8,000,000         8,196,875
Series 1994-C1, Cl. E, 8%, 6/25/26                                                         5,887,424         5,797,273
Series 1994-C2, Cl. E, 8%, 4/25/25                                                        17,227,761        17,440,417
Series 1994-C2, Cl. G, 8%, 4/25/25                                                         6,290,199         6,308,382
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                      9,487,609         8,887,222
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-C1,
Cl. E, 9.18%, 1/20/06                                                                      4,550,000         4,700,719
----------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates:
Series 1995-C4, Cl. E, 8.804%, 6/25/26(5)(6)                                               9,453,000         9,721,820
Series 1996-C3, Cl. E, 8.458%, 6/25/30(7)                                                  9,350,000         9,297,406
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                                   14,220,000        14,357,756
                                                                                                        --------------
                                                                                                           313,837,753
----------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--0.4%
ACP Mortgage LP, Cl. E, 7.156%, 2/25/28(6)(7)                                              2,376,695         2,159,822





                  12         Oppenheimer Strategic Income Fund

                                                                                         FACE            MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
Countrywide Funding Corp.:
Mtg. Pass-Through Certificates, Series 1993-12, Cl. B1,
6.625%, 2/25/24                                                                          $ 3,500,000    $    3,313,516
Series 1993-11, Cl. B1, 6.25%, 2/25/09                                                     1,238,056         1,187,276
Series 1993-11, Cl. B3, 6.25%, 2/25/09(7)                                                    722,201           281,997
----------------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through Certificates, Series 1997-MC1,
Cl. F, 7.452%, 5/20/07(5)                                                                  2,939,000         2,814,092
Multifamily Mtg. Pass-Through Certificates, Series 1996-MC1,
Cl. G, 7.15%, 6/15/06(7)                                                                   9,700,000         9,245,313
----------------------------------------------------------------------------------------------------------------------
Multifamily Capital Access One, Inc., Series 1, Cl. D,
10.382%, 1/15/24(5)(6)                                                                     3,576,000         3,383,231
----------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates:
Series 1991-M6, Cl. B4, 7.174%, 6/25/21(6)                                                   589,258           585,484
Series 1992-M4, Cl. B, 7.20%, 9/25/21                                                      1,129,974         1,132,976
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series 1996-CL,
Cl. F, 9.186%, 1/20/28(4)                                                                  9,632,000         8,199,240
                                                                                                        --------------
                                                                                                            32,302,947
----------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.7%
Amresco Commercial Mortgage Funding I Corp., Multiclass Mtg.
Pass-Through Certificates, Series 1997-C1:
Cl. E, 7%, 6/17/29(5)                                                                      1,550,000         1,407,109
Cl. H, 7%, 6/17/29(5)                                                                      1,600,000         1,442,500
----------------------------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1:
Cl. F, 7.50%, 6/20/13(7)                                                                   2,400,000         2,268,000
Cl. G, 7.50%, 6/20/14(5)                                                                   3,271,000         2,964,344
Cl. H, 7.50%, 8/20/14(5)                                                                   2,580,000         1,930,163
----------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1:
8.134%, 2/25/11(5)(6)                                                                     14,500,000        11,944,375
8.134%, 5/25/08(5)(6)                                                                      8,500,000         8,407,031
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1997-HF1, Cl. F, 6.86%, 2/15/20(5)                                    3,475,000         3,170,938
----------------------------------------------------------------------------------------------------------------------
Prudential Home Mortgage Securities Corp., Sub. Fixed Rate
Mtg. Securities, Real Estate Mtg. Investment Conduit Pass-
Through Certificates, Series 1995-A, Cl. B2, 8.684%, 3/28/25(5)(6)                         5,324,241         5,567,160
----------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc., Commercial Mortgage Pass-
Through Certificates, Series 1997-QS8, Cl. M3, 7.50%, 8/25/27                              3,270,500         3,255,170
----------------------------------------------------------------------------------------------------------------------
Ryland Mortgage Securities Corp. Sub. Bonds, Series
1993-3, Cl. B2, 6.713%, 8/25/08                                                            1,195,807         1,173,759
----------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Series
1996-B, Cl. 1, 7.136%, 4/25/26                                                            14,783,871        10,182,391
                                                                                                        --------------
                                                                                                            53,712,940
                                                                                                        --------------
Total Mortgage-Backed Obligations (Cost $2,043,741,276)                                                  2,073,935,337





                  13         Oppenheimer Strategic Income Fund

                                                                                        FACE             MARKET VALUE
                                                                                       AMOUNT(1)         SEE NOTE 1
======================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--12.7%
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
6%, 2/15/26(8)                                                                         $  65,380,000     $  61,436,799
6.50%, 11/15/26                                                                            1,870,000         1,882,273
8.125%, 8/15/21(8)                                                                       100,000,000       119,687,592
9.375%, 2/15/06                                                                           71,100,000        86,008,814
11.625%, 11/15/04                                                                         70,035,000        91,964,774
11.875%, 11/15/03                                                                         68,150,000        88,083,937
12%, 8/15/13                                                                              71,700,000       103,382,503
13.125%, 5/15/01(8)                                                                       41,500,000        51,109,863
13.375%, 8/15/01                                                                          70,400,000        88,220,064
13.75%, 8/15/04                                                                           13,810,000        19,653,369
----------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.375%, 5/15/99                                                                            1,000,000         1,009,063
6.50%, 5/15/05                                                                             9,750,000         9,963,290
7.25%, 5/15/04                                                                            28,160,000        29,928,813
7.50%, 10/31/99(9)                                                                        74,300,000        76,691,565
7.875%, 11/15/04                                                                          45,800,000        50,394,333
 8.50%, 11/15/20                                                                          21,000,000        22,535,644
10.75%, 5/15/03                                                                           53,370,000        65,161,459
14.25%, 2/15/02(9)                                                                        27,100,000        35,619,587
                                                                                                        --------------
Total U.S. Government Obligations (Cost $999,215,213)                                                    1,002,733,742

======================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS--24.9%
----------------------------------------------------------------------------------------------------------------------
ARGENTINA--1.9%
Argentina (Republic of) Bonds:
5%, 12/20/02(JPY)                                                                      1,820,000,000        16,109,475
Bonos de Consolidacion de Deudas, Series I, 5.625%,
4/1/01(6)                                                                                 10,153,637         9,863,812
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Floating Rate Bonds, Series L, 6.688%,
3/31/05(6)                                                                                15,878,900        15,156,410
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 5.50%, 3/31/23(11)                                     34,050,000        25,792,875
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Bonds, 11.50%,
8/14/01(GBP)                                                                               2,575,000         4,497,632
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Medium-Term Nts.,
5.50%, 3/27/01(JPY)                                                                    4,300,000,000        38,531,878
----------------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Nts., 5.50%, 3/27/01(JPY)                        1,620,000,000        14,516,661
----------------------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,
10.625%, 8/7/06(8)                                                                        15,000,000        16,631,250
----------------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Sr. Unsec. Unsub. Medium-Term
Nts., 11.50%, 10/19/98(5)                                                                    950,000           991,563
----------------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Sr. Unsec. Unsub. Nts., 11.50%,
10/19/98(5)                                                                                5,000,000         5,218,750
                                                                                                        --------------
                                                                                                           147,310,306





                  14         Oppenheimer Strategic Income Fund

                                                                                          FACE            MARKET VALUE
                                                                                          AMOUNT(1)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA--3.6%
Australia (Commonwealth of) Bonds, 10%, 2/15/06(AUD)                                      38,510,000      $ 35,005,846
----------------------------------------------------------------------------------------------------------------------
New South Wales Treasury Corp. Gtd. Bonds, 8%, 12/1/01(AUD)                               87,180,000        68,702,265
----------------------------------------------------------------------------------------------------------------------
Queensland Treasury Corp. Exchangeable Gtd. Nts.:
10.50%, 5/15/03(AUD)                                                                         220,000           194,321
8%, 5/14/03(AUD)                                                                          77,250,000        61,673,219
8%, 8/14/01(AUD)                                                                          99,508,000        78,137,052
8%, 9/14/07(AUD)                                                                          46,460,000        38,007,606
----------------------------------------------------------------------------------------------------------------------
Treasury Corp. of Victoria Gtd. Bonds, 8.25%, 10/15/03(AUD)                                6,330,000         5,122,368
                                                                                                        --------------
                                                                                                           286,842,677

----------------------------------------------------------------------------------------------------------------------
BRAZIL--1.3%
Banco Estado Minas Gerais:
8.25%, 2/10/00                                                                            11,800,000        11,763,125
8.25%, 2/10/00(7)                                                                          2,000,000         1,993,750
----------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Bonds, 10.125%, 5/15/27                                      30,800,000        30,923,198
----------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                            54,530,829        46,427,889
----------------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Bonds, 13%, 2/5/99(ITL)                               15,600,000,000         9,693,314
----------------------------------------------------------------------------------------------------------------------
Telecomunicacoes Brasileiras SA Medium-Term Nts.,
11.437%, 12/9/99(5)(6)                                                                       500,000           530,000
                                                                                                        --------------
                                                                                                           101,331,276

----------------------------------------------------------------------------------------------------------------------
BULGARIA--0.3%
Bulgaria (Republic of) Disc. Bonds, Tranche A,
6.688%, 7/28/24(6)                                                                         9,730,000         8,100,225
----------------------------------------------------------------------------------------------------------------------
Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer
Bonds, Tranche A, 2.30%, 7/28/12(11)                                                      22,620,000        14,900,925
                                                                                                        --------------
                                                                                                            23,001,150

----------------------------------------------------------------------------------------------------------------------
CANADA--1.6%
Canada (Government of) Bonds:
9.75%, 6/1/01(CAD)                                                                        82,400,000        68,866,647
Series A-33, 11.50%, 9/1/00(CAD)                                                          64,645,000        55,043,622
                                                                                                        --------------
                                                                                                           123,910,269

----------------------------------------------------------------------------------------------------------------------
COLOMBIA--0.1%
Financiera Energetica Nacional SA Eurobonds, 9.375%,
6/15/06(7)                                                                                 3,650,000         3,951,125
----------------------------------------------------------------------------------------------------------------------
DENMARK--1.0%
Denmark (Kingdom of) Bonds, 8%, 3/15/06(DKK)                                             473,345,000        80,488,951
----------------------------------------------------------------------------------------------------------------------
ECUADOR--0.1%
Ecuador (Republic of) Past Due Interest Bonds, 5.727%,
2/27/15(6)                                                                                15,965,976        11,635,205





                 15         Oppenheimer Strategic Income Fund

                                                                                         FACE            MARKET VALUE
                                                                                         AMOUNT(1)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
GERMANY--1.2%
Germany (Republic of) Bonds:
Series 94, 6.25%, 1/4/24(8)(DEM)                                                         167,100,000      $ 95,764,843
Series 95, 6.875%, 5/12/05(DEM)                                                            1,000,000           619,470
                                                                                                        --------------
                                                                                                            96,384,313

----------------------------------------------------------------------------------------------------------------------
GREAT BRITAIN--1.3%
United Kingdom Treasury Bonds, 8.50%, 12/7/05(GBP)                                        29,375,000        53,502,615
----------------------------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 7.75%, 9/8/06(GBP)                                          29,160,000        51,020,732
                                                                                                        --------------
                                                                                                           104,523,347

----------------------------------------------------------------------------------------------------------------------
GREECE--0.0%
Hellenic Republic Bonds, 11.10%, 6/30/00(6)(GRD)                                         217,464,000           786,625
----------------------------------------------------------------------------------------------------------------------
Hellenic Republic Treasury Bills, Zero Coupon,
10.62%, 2/5/98(12)(GRD)                                                                  487,500,000         1,690,188
                                                                                                        --------------
                                                                                                             2,476,813

----------------------------------------------------------------------------------------------------------------------
HUNGARY--0.4%
Hungary (Government of) Bonds:
Series 98/I, 23.50%, 5/17/98(HUF)                                                      3,536,000,000        18,523,194
Series 98/J, 23.50%, 7/25/98(HUF)                                                      1,000,000,000         5,275,876
Series 99-G, 16.50%, 7/24/99(HUF)                                                      1,946,000,000         9,684,865
                                                                                                        --------------
                                                                                                            33,483,935

----------------------------------------------------------------------------------------------------------------------
INDONESIA--0.2%
PT Hutama Karya Medium-Term Nts., Zero Coupon:
15.38%, 11/19/97(12)(IDR)                                                              5,000,000,000         1,481,870
25.14%, 9/3/98(12)(IDR)                                                               25,000,000,000         5,962,699
----------------------------------------------------------------------------------------------------------------------
Perusahaan Listr, 17%, 8/21/01(IDR)                                                    9,000,000,000         2,512,270
                                                                                                        --------------
                                                                                                             9,956,839

----------------------------------------------------------------------------------------------------------------------
IRELAND--0.5%
Ireland (Government of) Bonds, 9.25%, 7/11/03(IEP)                                        11,685,000        20,093,654
----------------------------------------------------------------------------------------------------------------------
National Treasury Management Agency (Irish Government)
Bonds, 8%, 8/18/06(IEP)                                                                   10,710,000        17,707,787
                                                                                                        --------------
                                                                                                            37,801,441

----------------------------------------------------------------------------------------------------------------------
ITALY--1.5%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
10.50%, 4/1/05(ITL)                                                                   25,280,000,000        18,591,088
12%, 1/1/02(ITL)                                                                      65,065,000,000        46,566,869
9%, 10/1/03(ITL)                                                                      27,270,000,000        18,308,951
9.50%, 2/1/01(ITL)                                                                    31,285,000,000        20,326,156
9.50%, 5/1/01(ITL)                                                                    18,530,000,000        12,122,067
                                                                                                        --------------
                                                                                                           115,915,131





                  16         Oppenheimer Strategic Income Fund

                                                                                      FACE                MARKET VALUE
                                                                                      AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
MEXICO--2.4%
Banco Nacional de Comercio Exterior SNC International
Finance BV Gtd. Registered Bonds, 11.25%, 5/30/06                                     $   14,575,000      $ 16,743,031
----------------------------------------------------------------------------------------------------------------------
Banco Nacional de Obras y Servicios SNC Bonds, 9.625%,
11/15/03                                                                                  10,000,000        10,587,500
----------------------------------------------------------------------------------------------------------------------
Bonos de la Tesoreria de la Federacion, Zero Coupon:
23.41%, 12/31/97(12)(MXP)                                                                398,444,080        48,963,564
24.71%, 12/4/97(12)(MXP)                                                                  93,010,960        11,584,190
23.44%, 2/4/98(12)(MXP)                                                                   36,832,060         4,447,757
----------------------------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09(5)                                      8,000,000         8,370,000
----------------------------------------------------------------------------------------------------------------------
Mexican Williams Bonds, 6.75%, 11/15/08(5)(6)                                              1,500,000         1,410,000
----------------------------------------------------------------------------------------------------------------------
United Mexican States Bonds:
10.375%, 1/29/03(DEM)                                                                     19,525,000        12,685,484
11.50%, 5/15/26                                                                           18,525,000        22,415,250
16.50%, 9/1/08(5)(GBP)                                                                     2,445,000         6,121,969
----------------------------------------------------------------------------------------------------------------------
United Mexican States:
Collateralized Fixed Rate Par Bonds, Series B, 6.25%, 12/31/19                            33,900,000        28,221,750
Nacional Financiera SNC Nts., 13.60%, 4/2/98(ESP)                                      1,773,000,000        12,316,623
Petroleos Mexicanos Gtd. Unsec. Unsub. Nts.,
7.875%, 3/2/99(CAD)                                                                        5,600,000         4,166,326
                                                                                                        --------------
                                                                                                           188,033,444
----------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--1.5%
New Zealand (Government of) Bonds:
7%, 7/15/09(NZD)                                                                          34,160,000        22,519,668
8%, 11/15/06(NZD)                                                                         27,205,000        19,029,365
8%, 7/15/98(NZD)                                                                         121,620,000        78,224,424
                                                                                                        --------------
                                                                                                           119,773,457

----------------------------------------------------------------------------------------------------------------------
NORWAY--0.2%
Norway (Government of) Bonds, 9.50%, 10/31/02(NOK)                                       106,700,000        17,883,651
----------------------------------------------------------------------------------------------------------------------
PERU--0.2%
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
3.25%, 3/7/17(6)                                                                          20,045,000        12,377,788
----------------------------------------------------------------------------------------------------------------------
POLAND--0.6%
Poland (Republic of) Bonds:
15%, 10/12/99(PLZ)                                                                        28,900,000         7,505,990
15%, 6/12/99(PLZ)                                                                          9,500,000         2,479,871
16%, 2/12/99(PLZ)                                                                        115,052,000        30,849,086
16%, 6/12/98(PLZ)                                                                         14,900,000         4,111,738
                                                                                                        --------------
                                                                                                            44,946,685





                  17         Oppenheimer Strategic Income Fund

                                                                                     FACE               MARKET VALUE
                                                                                     AMOUNT(1)          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
RUSSIA--0.9%
City of St. Petersburg Sr. Unsub. Nts., 9.50%, 6/18/02(7)                            $    19,530,000    $   20,164,725
----------------------------------------------------------------------------------------------------------------------
Ministry of Finance (Russian Government) Unsec. Unsub.
Bonds, 10%, 6/26/07(7)                                                                    14,600,000        15,446,798
----------------------------------------------------------------------------------------------------------------------
Russian (Government of) Principal Loans Debs., 5.80%,
12/29/49 (4)(6)                                                                           48,650,000        36,320,266
                                                                                                        --------------
                                                                                                            71,931,789
----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--0.9%
South Africa (Republic of) Bonds:
Series 150, 12%, 2/28/05(ZAR)                                                            174,418,290        34,230,778
Series 162, 12.50%, 1/15/02(ZAR)                                                         107,822,000        22,165,785
Series 175, 9%, 10/15/02(ZAR)                                                             87,076,530        15,426,233
                                                                                                        --------------
                                                                                                            71,822,796
----------------------------------------------------------------------------------------------------------------------
SPAIN--1.6%
Spain (Kingdom of) Debs., Bonos y Obligacion del
Estado, 10.10%, 2/28/01(ESP)                                                           1,720,000,000        13,328,641
----------------------------------------------------------------------------------------------------------------------
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion
del Estado:
10.30%, 6/15/02(ESP)                                                                   3,018,100,000        24,391,427
10.50%, 10/30/03(ESP)                                                                  2,996,320,000        25,214,716
12.25%, 3/25/00(ESP)                                                                   8,161,000,000        63,843,104
                                                                                                        --------------
                                                                                                           126,777,888

----------------------------------------------------------------------------------------------------------------------
SWEDEN--0.4%
Sweden (Kingdom of) Bonds, Series 1033, 10.25%, 5/5/03(SEK)                              194,600,000        31,173,394
----------------------------------------------------------------------------------------------------------------------
TURKEY--0.5%
Turkey (Government of) Treasury Bills, Zero Coupon:
103.54%, 8/5/98(12)(TRL)                                                              96,500,000,000        21,807,778
101.87%, 9/16/98(12)(TRL)                                                             74,250,000,000        17,802,133
                                                                                                        --------------
                                                                                                            39,609,911

----------------------------------------------------------------------------------------------------------------------
VENEZUELA--0.7%
Venezuela (Republic of) Debs., Banco Venezuela TCI,
Zero Coupon, 6.13%, 12/13/98(5)(12)                                                        3,954,016         3,766,201
----------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Disc. Bonds, Series DL,
6.75%, 12/18/07(6)                                                                        31,000,000        29,663,125
----------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) New Money Bonds:
Series A, 6.875%, 12/18/05(6)                                                              8,000,000         7,700,000
Series B, 6.75%, 12/18/05(6)                                                              12,000,000        11,550,000
Series P, 6.75%, 12/18/05(6)                                                               3,250,000         3,134,219
                                                                                                        --------------
                                                                                                            55,813,545
                                                                                                        --------------
Total Foreign Government Obligations (Cost $1,946,836,566)                                               1,959,157,126





                  18         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
======================================================================================================================
LOAN PARTICIPATIONS--0.0%
----------------------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.:
Tranche A, 6.563%, 10/16/00(5)(6)                                                        $   978,482      $    949,128
Tranche B, 6.563%, 11/15/04(5)(6)                                                            270,000           253,800
----------------------------------------------------------------------------------------------------------------------
United Mexican States, Combined Facility 2, Loan Participation
Agreement, Tranche A, 13.595%, 3/20/99(5)(6)                                                 478,769           440,468
                                                                                                        --------------
Total Loan Participations (Cost $1,589,191)                                                                  1,643,396

======================================================================================================================
CORPORATE BONDS AND NOTES--34.0%
----------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY--3.5%
----------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.9%
Harris Chemical North America, Inc.:
10.25% Gtd. Sr. Sec. Disc. Nts., 7/15/01                                                     720,000           754,200
10.75% Gtd. Sr. Sub. Nts., 10/15/03                                                        1,440,000         1,494,000
----------------------------------------------------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07(7)                                                     2,200,000         2,326,500
----------------------------------------------------------------------------------------------------------------------
ISP Holdings, Inc., 9% Sr. Nts., Series B, 10/15/03                                        7,850,000         8,242,500
----------------------------------------------------------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr. Sub. Nts., 9/15/07(7)                                  5,400,000         5,467,500
----------------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                        1,970,000         2,181,775
----------------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07(7)                             4,795,000         4,818,975
----------------------------------------------------------------------------------------------------------------------
Polytama International Finance BV, 11.25% Gtd. Sec.
Nts., 6/15/07                                                                             14,990,000        14,877,575
----------------------------------------------------------------------------------------------------------------------
Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                                    3,500,000         3,711,897
----------------------------------------------------------------------------------------------------------------------
Sovereign Specialty Chemicals, Inc., 9.50% Sr. Sub. Nts., 8/1/07(7)                        7,765,000         7,959,125
----------------------------------------------------------------------------------------------------------------------
Sterling Chemical Holdings, Inc., 0%/13.50% Sr. Disc. Nts.,
8/15/08(13)                                                                               10,810,000         7,648,075
----------------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                                                               2,330,000         2,551,350
11.75% Sr. Unsec. Sub. Nts., 8/15/06                                                       8,400,000         9,303,000
                                                                                                        --------------
                                                                                                            71,336,472

----------------------------------------------------------------------------------------------------------------------
CONTAINERS--0.3%
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05(5)                             4,375,000         4,768,750
----------------------------------------------------------------------------------------------------------------------
IVEX Holdings Corp., 0%/13.25% Sr. Disc. Debs., Series B,
3/15/05(13)                                                                               18,915,000        16,172,325
----------------------------------------------------------------------------------------------------------------------
Ivex Packaging Corp., 12.50% Sr. Sub. Nts., 12/15/02(5)                                    1,440,000         1,558,800
                                                                                                        --------------
                                                                                                            22,499,875

----------------------------------------------------------------------------------------------------------------------
METALS/MINING--0.2%
Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03                               11,080,000        12,284,950
----------------------------------------------------------------------------------------------------------------------
Royal Oak Mines, Inc., 11% Sr. Sub. Nts., 8/15/06                                          5,515,000         5,377,125
                                                                                                        --------------
                                                                                                            17,662,075





                  19         Oppenheimer Strategic Income Fund

                                                                                     FACE                MARKET VALUE
                                                                                     AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
PAPER--1.5%
Ainsworth Lumber Ltd., 12.50% Sr. Nts., 7/15/07(7)(10)                               $     8,125,000     $   8,125,000
----------------------------------------------------------------------------------------------------------------------
Asia Pulp & Paper International Finance Co., Zero
Coupon Asian Currency Nts.:
14.46%, 1/23/98(12)(IDR)                                                              10,670,000,000         3,029,712
26.84%, 12/4/97(12)(IDR)                                                               9,000,000,000         2,645,451
14.71%, 12/8/97(12)(IDR)                                                               8,600,000,000         2,520,805
----------------------------------------------------------------------------------------------------------------------
Domtar, Inc., 10.85% Debs., 8/5/17(CAD)                                                    1,700,000         1,597,265
----------------------------------------------------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05(NZD)                                                     4,900,000         3,453,539
10.75% Cv. Sub. Nts., 12/15/97(NZD)                                                        4,755,000         3,055,806
14.50% Cv. Sub. Nts., 9/30/00(NZD)                                                         4,900,000         3,646,769
----------------------------------------------------------------------------------------------------------------------
Florida Coast Paper Co. LLC, 12.75% First Mtg. Nts., 6/1/03                                2,950,000         3,200,750
----------------------------------------------------------------------------------------------------------------------
Four M Corp., 12% Sr. Nts., Series B, 6/1/06(5)                                            1,520,000         1,637,800
----------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr. Nts., 6/15/07(7)                                        4,300,000         4,396,750
----------------------------------------------------------------------------------------------------------------------
Indah Kiat International Finance Co. BV, 11.375% Gtd.
Sec. Nts., 6/15/99                                                                         5,400,000         5,663,250
----------------------------------------------------------------------------------------------------------------------
Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                               12,375,000        12,900,937
----------------------------------------------------------------------------------------------------------------------
Repap New Brunswick, Inc., 9.063% First Priority Sr. Sec.
Nts., 7/15/00(6)                                                                           3,950,000         3,910,500
----------------------------------------------------------------------------------------------------------------------
Repap Wisconsin, Inc.:
9.25% First Priority Sr. Sec. Nts., 2/1/02                                                11,350,000        12,016,812
9.875% Second Priority Sr. Nts., 5/1/06                                                   13,055,000        14,197,312
----------------------------------------------------------------------------------------------------------------------
Riverwood International Corp., 10.625% Sr. Nts., 8/1/07(7)                                15,690,000        16,474,500
----------------------------------------------------------------------------------------------------------------------
Scotia Pacific Holding Co., 7.95% Timber Collateralized
Nts., 7/20/15                                                                              2,327,018         2,387,181
----------------------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., Series B, 12/15/04                                       5,250,000         5,971,875
----------------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                             3,805,000         3,885,856
                                                                                                        --------------
                                                                                                           114,717,870

----------------------------------------------------------------------------------------------------------------------
STEEL--0.6%
AK Steel Corp., 9.125% Sr. Nts., 12/15/06                                                 17,100,000        18,147,375
----------------------------------------------------------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First Mtg. Nts., 7/15/05                                       7,950,000         9,321,375
----------------------------------------------------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr. Sec. Nts., 4/1/01                                       7,600,000         8,208,000
----------------------------------------------------------------------------------------------------------------------
Keystone Consolidated Industries, Inc., 9.625% Sr. Nts.,
8/1/07(7)                                                                                  6,250,000         6,414,062
----------------------------------------------------------------------------------------------------------------------
Sheffield Steel Corp., 12% First Mtg. Nts., 11/1/01                                        4,000,000         4,140,000
                                                                                                        --------------
                                                                                                            46,230,812





                 20         Oppenheimer Strategic Income Fund

                                                                                         FACE              MARKET VALUE
                                                                                         AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--4.7%
----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.1%
----------------------------------------------------------------------------------------------------------------------
Coleman Escrow Corp., Zero Coupon Sr. First Priority Disc. Nts.,
11.03%, 5/15/01(7)(12)                                                                   $13,900,000      $  9,521,500
----------------------------------------------------------------------------------------------------------------------
Dyersburg Corp., 9.75% Sr. Sub. Nts., 9/1/07(7)                                            2,625,000         2,700,469
----------------------------------------------------------------------------------------------------------------------
Icon Fitness Corp., 0%/14% Sr. Disc. Nts., 11/15/06(5)(13)                                 8,800,000         4,972,000
----------------------------------------------------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., Series B, 7/15/02                         10,400,000        11,830,000
----------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub. Disc. Nts., Series B, 11/15/04(13)                     8,750,000         7,481,250
----------------------------------------------------------------------------------------------------------------------
Indorayon International Finance Co. BV, 10% Gtd. Unsec.
Unsub. Nts., 3/29/01(5)                                                                    1,850,000         1,840,750
----------------------------------------------------------------------------------------------------------------------
International Semi-Tech Microelectronics, Inc., 0%/11.50%
Sr. Sec. Disc. Nts., 8/15/03(13)                                                           4,585,000         2,934,400
----------------------------------------------------------------------------------------------------------------------
MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99(5)                              4,222,000         4,258,942
----------------------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts.,
10.78%, 3/15/01(12)                                                                       24,805,000        18,045,637
----------------------------------------------------------------------------------------------------------------------
Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                                            3,226,000         3,709,900
----------------------------------------------------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(5)                                 4,705,000         5,563,662
----------------------------------------------------------------------------------------------------------------------
Vitro SA, 13% Nts., 12/7/99(6)(MXP)                                                       21,374,000         5,865,832
----------------------------------------------------------------------------------------------------------------------
Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04(5)                                   5,700,000         6,127,500
                                                                                                        --------------
                                                                                                            84,851,842

----------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--0.3%
CFP Holdings, Inc., 11.625% Gtd. Sr. Nts., 1/15/04                                         4,360,000         4,403,600
----------------------------------------------------------------------------------------------------------------------
Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                                     3,000,000         3,135,000
----------------------------------------------------------------------------------------------------------------------
Doane Products Co., 10.625% Sr. Nts., 3/1/06(5)                                            3,000,000         3,225,000
----------------------------------------------------------------------------------------------------------------------
Dr. Pepper Bottling Holdings, Inc., 0%/11.625% Sr. Disc.
Nts., 2/15/03(5)(13)                                                                       6,430,000         6,526,450
----------------------------------------------------------------------------------------------------------------------
Foodbrands America, Inc., 10.75% Sr. Sub. Nts., 5/15/06                                    2,000,000         2,320,000
----------------------------------------------------------------------------------------------------------------------
Stroh Brewery Co., 11.10% Sr. Sub. Nts., 7/1/06(5)                                           123,000           128,535
----------------------------------------------------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75% Sr. Sub. Nts., 5/15/07(7)                                 3,000,000         3,120,000
                                                                                                        --------------
                                                                                                            22,858,585

----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--0.5%
Genesis Health Ventures, Inc., 9.25% Sr. Sub. Nts., 10/1/06                                3,810,000         3,924,300
----------------------------------------------------------------------------------------------------------------------
Integrated Health Services, Inc.:
11% Sr. Sub. Nts., 4/30/06(6)(7)                                                             605,000           647,350
9.50% Sr. Sub. Nts., 9/15/07(7)                                                            5,350,000         5,537,250
----------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 11.25% Sr. Sub. Nts.,
Series A, 4/15/04                                                                          6,960,000         7,699,500
----------------------------------------------------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50% Sr. Sub. Nts.,
Series B, 4/1/06(5)                                                                          900,000           938,250
----------------------------------------------------------------------------------------------------------------------
Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02(5)                                9,865,000        10,728,187
----------------------------------------------------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 7/1/07(7)                                12,055,000        12,476,925
                                                                                                        --------------
                                                                                                            41,951,762





                  21         Oppenheimer Strategic Income Fund

                                                                                        FACE               MARKET VALUE
                                                                                        AMOUNT(1)          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--2.0%
Arizona Charlie's, Inc., 12% First Mtg. Nts.,
Series B, 11/15/00(5)(14)                                                               $  5,775,000       $ 3,089,625
----------------------------------------------------------------------------------------------------------------------
Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                                                 3,725,000         4,283,750
----------------------------------------------------------------------------------------------------------------------
Boyd Gaming Corp., 9.25% Sr. Nts., 10/1/03                                                 4,950,000         5,197,500
----------------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., Promissory Nts., 8/1/95(14)                               33,500                --
----------------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts.,
Series A, 11/15/00(5)(14)                                                                  2,100,000           367,500
----------------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07(7)                                         7,725,000         7,840,875
----------------------------------------------------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr. Nts., 8/1/03                                              4,950,000         5,321,250
----------------------------------------------------------------------------------------------------------------------
Casino Magic of Louisiana Corp., 13% First Mtg. Nts., 8/15/03                              7,150,000         6,971,250
----------------------------------------------------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                                17,585,000        18,728,025
----------------------------------------------------------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375% Bonds, 2/13/02(5)                                          2,500,000         2,625,000
----------------------------------------------------------------------------------------------------------------------
HMC Acquisition Properties, Inc., 9% Sr. Nts., Series B, 12/15/07                          5,900,000         6,091,750
----------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr. Nts., 7/15/07(7)                                         21,450,000        22,120,312
----------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07(7)                                    13,350,000        13,850,625
----------------------------------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts.,
Series B, 11/15/02                                                                        12,350,000        16,240,250
----------------------------------------------------------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                                                             3,230,000         3,528,775
9.50% Gtd. Sr. Sub. Nts., 4/15/07                                                          9,230,000         9,806,875
----------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., 11% Gtd. First Mtg. Nts., 12/15/00                                     100,000            85,500
----------------------------------------------------------------------------------------------------------------------
Showboat Marina Casino Partnership/Showboat Marina
Finance Corp., 13.50% First Mtg. Nts., Series B, 3/15/03                                   9,850,000        11,376,750
----------------------------------------------------------------------------------------------------------------------
Signature Resorts, Inc., 9.75% Sr. Sub. Nts., 10/1/07(7)                                  10,150,000        10,327,625
----------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 10.125% Sr. Sub. Nts., 3/15/06                                      7,525,000         7,656,687
----------------------------------------------------------------------------------------------------------------------
Trump Atlantic City Associates/Trump Atlantic City
Funding, Inc., 11.25% First Mtg. Nts., 5/1/06                                              3,145,000         3,062,444
                                                                                                        --------------
                                                                                                           158,572,368

----------------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.4%
Ameriking, Inc., 10.75% Sr. Nts., 12/1/06                                                  7,600,000         8,094,000
----------------------------------------------------------------------------------------------------------------------
Carrols Corp., 11.50% Sr. Nts., 8/15/03                                                    3,570,000         3,815,437
----------------------------------------------------------------------------------------------------------------------
Family Restaurants, Inc., 10.875% Sr. Sub. Disc. Nts., 2/1/04                              4,000,000         2,820,000
----------------------------------------------------------------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99(5)                                                                  4,645,000         4,766,931
9.75% Sr. Sub. Nts., 6/1/02(5)                                                            14,000,000        14,490,000
                                                                                                        --------------
                                                                                                            33,986,368





                  22         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--0.4%
CMI Industries, Inc., 9.50% Sr. Sub. Nts., 10/1/03(5)                                    $ 3,850,000      $  3,792,250
----------------------------------------------------------------------------------------------------------------------
Dan River, Inc., 10.125% Sr. Sub. Nts., 12/15/03                                           2,225,000         2,403,000
----------------------------------------------------------------------------------------------------------------------
PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                                         4,025,000         4,070,281
----------------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts.,
9.39%, 7/14/98(12)                                                                        11,350,000        10,352,897
----------------------------------------------------------------------------------------------------------------------
Tultex Corp., 9.625% Sr. Nts., 4/15/07                                                     3,450,000         3,704,437
----------------------------------------------------------------------------------------------------------------------
William Carter Co., 10.375% Sr. Sub. Nts., 12/1/06                                         5,300,000         5,538,500
                                                                                                        --------------
                                                                                                            29,861,365

----------------------------------------------------------------------------------------------------------------------
ENERGY--2.8%
----------------------------------------------------------------------------------------------------------------------
Belco Oil & Gas Corp., 8.875% Sr. Sub. Nts., 9/15/07(7)                                    1,650,000         1,670,625
----------------------------------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07(7)                                    19,750,000        19,996,875
----------------------------------------------------------------------------------------------------------------------
Canadian Forest Oil Ltd., 8.75% Sr. Sub. Nts., 9/15/07(7)                                  4,535,000         4,537,834
----------------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
12% Gtd. Sr. Exchangeable Nts., 3/1/01                                                     5,000,000         5,400,000
8.50% Sr. Nts., 3/15/12                                                                    3,000,000         2,925,000
9.125% Sr. Nts., 4/15/06                                                                   2,630,000         2,682,600
----------------------------------------------------------------------------------------------------------------------
Clark Oil & Refining Corp., 10.50% Sr. Nts., 12/1/01                                       1,900,000         1,966,500
----------------------------------------------------------------------------------------------------------------------
Clark R&M Holdings, Inc., Zero Coupon Sr. Sec. Nts.,
Series A, 10.52%, 2/15/00(12)                                                             16,700,000        13,213,875
----------------------------------------------------------------------------------------------------------------------
Cliffs Drilling Co., 10.25% Sr. Nts., 5/15/03(7)                                           1,700,000         1,846,625
----------------------------------------------------------------------------------------------------------------------
Dailey Petroleum Services Corp., 9.75% Gtd. Sr.
Unsec. Nts., 8/15/07(7)                                                                    4,115,000         4,300,175
----------------------------------------------------------------------------------------------------------------------
DI Industries, Inc., 8.875% Sr. Nts., 7/1/07                                               4,840,000         5,009,400
----------------------------------------------------------------------------------------------------------------------
Energy Corp. of America, 9.50% Sr. Sub. Nts., 5/15/07                                      8,150,000         8,231,500
----------------------------------------------------------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., 2/15/07                                                               1,000,000         1,000,000
9.50% Sr. Sub. Nts., 11/1/06                                                              16,600,000        17,471,500
----------------------------------------------------------------------------------------------------------------------
Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99(5)                                     6,785,000         6,988,550
----------------------------------------------------------------------------------------------------------------------
Gothic Energy Corp., Units (each unit consists of $1,000
principal amount of 0%/12.25% sr. disc. nts., 9/1/04 and
14 warrants to purchase one ordinary share)(7)(13)(15)                                    13,500,000        14,073,750
----------------------------------------------------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr. Sub. Bonds, 7/15/06                                       15,750,000        16,498,125
----------------------------------------------------------------------------------------------------------------------
Mariner Energy, Inc., 10.50% Sr. Sub. Nts., 8/1/06                                         1,640,000         1,676,900
----------------------------------------------------------------------------------------------------------------------
Maxus Energy Corp., 8.50% Debs., 4/1/08                                                    1,000,000         1,013,200
----------------------------------------------------------------------------------------------------------------------
Mesa Operating Co.:
0%/11.625% Gtd. Sr. Sub. Disc. Nts., 7/1/06(13)                                           11,290,000         9,032,000
10.625% Gtd. Sr. Sub. Nts., 7/1/06                                                        14,800,000        17,112,500
----------------------------------------------------------------------------------------------------------------------
National Energy Group, Inc., 10.75% Sr. Nts., 11/1/06                                      9,675,000        10,158,750
----------------------------------------------------------------------------------------------------------------------
Parker Drilling Corp., 9.75% Gtd. Sr. Nts., 11/15/06                                       8,800,000         9,460,000
----------------------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                               16,220,000        15,327,900
----------------------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sub. Nts., 5/15/07(7)                                            9,680,000         9,922,000
----------------------------------------------------------------------------------------------------------------------
Rutherford-Moran Oil Corp., 10.75% Sr. Sub. Nts., 10/1/04(7)                               2,150,000         2,233,312





                  23         Oppenheimer Strategic Income Fund

                                                                                      FACE                MARKET VALUE
                                                                                      AMOUNT(1)           SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
ENERGY  (CONTINUED)
Statia Terminals International/Statia Terminals (Canada),
Inc., 11.75% First Mtg., Series B, 11/15/03                                           $    1,775,000      $  1,883,719
----------------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07(7)                                        8,250,000         8,219,062
----------------------------------------------------------------------------------------------------------------------
Wiser Oil Co., 9.50% Sr. Sub. Nts., 5/15/07(7)                                             3,750,000         3,675,000
                                                                                                        --------------
                                                                                                           217,527,277

----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--2.7%
----------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS--0.9%
Alliance & Leicester Building Society, 8.75% Unsec.
Sub. Nts., 12/7/06(GBP)                                                                   10,660,000        18,834,576
----------------------------------------------------------------------------------------------------------------------
Banco Bamerindus do Brasil SA, 9% Unsec. Unsub.
Bonds, 10/29/98                                                                            3,240,000         3,288,600
----------------------------------------------------------------------------------------------------------------------
Banco de Colombia, 5.20% Cv. Jr. Unsec. Sub. Nts., 2/1/99(5)                               1,250,000         1,293,750
----------------------------------------------------------------------------------------------------------------------
Banco Nacional de Mexico SA, 11% Sub. Exchangeable
Capital Debs., 7/15/03                                                                     9,750,000        10,505,625
----------------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                                     4,167,000         4,604,535
----------------------------------------------------------------------------------------------------------------------
First Nationwide Holdings, Inc., 10.625% Sr. Sub. Nts., 10/1/03                            7,015,000         7,769,112
----------------------------------------------------------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts., 9/8/04(5)                                            10,000,000        10,500,000
----------------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(7)                          11,100,000        11,571,750
                                                                                                        --------------
                                                                                                            68,367,948

----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.4%
Aames Financial Corp., 9.125% Sr. Nts., 11/1/03                                            7,815,000         8,010,375
----------------------------------------------------------------------------------------------------------------------
Americredit Corp., 9.25% Sr. Nts., 2/1/04                                                  2,190,000         2,233,800
----------------------------------------------------------------------------------------------------------------------
Amresco, Inc., 10% Sr. Sub. Nts., Series 97-A, 3/15/04                                     6,250,000         6,546,875
----------------------------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts.,
26.59%, 7/10/98(12)(IDR)                                                              27,000,000,000         6,634,757
----------------------------------------------------------------------------------------------------------------------
Banco del Atlantico SA, 7.875% Eurobonds, 11/5/98                                         12,980,000        13,045,809
----------------------------------------------------------------------------------------------------------------------
Cityscape Financial Corp., 12.75% Sr. Nts., 6/1/04(7)                                      3,560,000         3,123,900
----------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(5)                                                  412,897           455,220
----------------------------------------------------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr. Nts., 9/15/04(7)                                          3,300,000         3,366,000
----------------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd. Bonds, 8/1/27                                          5,350,000         5,644,250
----------------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03(5)                                            9,275,000        10,457,562
----------------------------------------------------------------------------------------------------------------------
Pindo Deli Finance Mauritius Ltd., 10.75% Gtd. Nts., 10/1/07(4)(5)                         5,520,000         5,713,200
----------------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                                                                          19,900,000        21,442,250
----------------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust, 7.375% Sr. Nts., 5/31/02(5)(6)                              14,526,000        15,035,519
----------------------------------------------------------------------------------------------------------------------
Washington Mutual Capital I, 8.375% Gtd. Bonds, 6/1/27                                     2,000,000         2,093,618
----------------------------------------------------------------------------------------------------------------------
Wilshire Financial Services Group, Inc., 13% Nts., 1/1/04                                  5,965,000         6,054,475
                                                                                                        --------------
                                                                                                           109,857,610





                  24         Oppenheimer Strategic Income Fund

                                                                                       FACE               MARKET VALUE
                                                                                       AMOUNT(1)          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
INSURANCE--0.4%
American International Group, Inc., 11.70% Unsec.
Unsub. Bonds, 12/4/01(ITL)                                                             3,000,000,000       $ 2,124,637
----------------------------------------------------------------------------------------------------------------------
Residential Reinsurance, 11.416% Nts., 12/15/98(6)                                        20,000,000        20,353,125
----------------------------------------------------------------------------------------------------------------------
Terra Nova Insurance (UK) Holdings plc, 10.75% Sr. Nts., 7/1/05                              900,000         1,005,558
----------------------------------------------------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr. Nts., 12/15/03                                          9,445,000        10,082,537
                                                                                                        --------------
                                                                                                            33,565,857

----------------------------------------------------------------------------------------------------------------------
HOUSING RELATED--0.7%
----------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--0.4%
Building Materials Corp. of America, 8.625% Sr. Nts., Series B, 12/15/06                   3,350,000         3,475,625
----------------------------------------------------------------------------------------------------------------------
Falcon Building Products, Inc., 9.50% Sr. Sub. Nts., 6/15/07(7)                            4,680,000         4,843,800
----------------------------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Nts., 9/1/07(7)                                                                10,550,000        10,721,437
9.25% Sr. Nts., 3/15/07                                                                    6,000,000         6,120,000
                                                                                                        --------------
                                                                                                            25,160,862

----------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE--0.3%
Blue Bell Funding, Inc., 11.85% Sec. Extendible Adjustable
Rate Nts., 5/1/99                                                                          4,414,000         4,546,420
----------------------------------------------------------------------------------------------------------------------
Continental Homes Holding Corp., 10% Gtd. Unsec.
Bonds, 4/15/06                                                                               660,000           699,600
----------------------------------------------------------------------------------------------------------------------
First Place Tower, Inc.:
9.22% First Mtg. Bonds, 12/15/05(CAD)                                                      1,547,050         1,325,778
Units (each unit consists of one $10 principal amount of 8.50%
cv. sub. debs., 12/15/15 and 40 common shares)(15)(CAD)                                      930,410         2,195,231
----------------------------------------------------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr. Nts., 3/1/04                                             2,400,000         2,640,000
----------------------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                             8,571,000         9,063,832
----------------------------------------------------------------------------------------------------------------------
International de Ceramica SA, 9.75% Gtd. Unsec. Unsub. Nts., 8/1/02(5)                     3,510,000         3,553,875
                                                                                                        --------------
                                                                                                            24,024,736

----------------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.0%
----------------------------------------------------------------------------------------------------------------------
AEROSPACE--1.1%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                                      25,940,000        27,885,500
----------------------------------------------------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts., 8/1/04(7)                                                   3,525,000         3,608,719
----------------------------------------------------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05(7)                                                                 8,050,000         8,492,750
12.25% Pass-Through Certificates, 12/1/02                                                 12,650,000        14,231,250
----------------------------------------------------------------------------------------------------------------------
GPA Delaware, Inc., 9.75%, 12/10/01(5)                                                     2,000,000         2,092,500
----------------------------------------------------------------------------------------------------------------------
Northwest Airlines Corp., 12.092% Sr. Gtd. Nts., 12/31/00(5)                               1,309,418         1,348,701
----------------------------------------------------------------------------------------------------------------------
Pegasus Aircraft Lease Securitization Trust, 11.76% Sr. Nts.,
Cl. A, 6/15/04(5)                                                                          4,480,538         4,582,695
----------------------------------------------------------------------------------------------------------------------
Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                                     10,665,000        12,078,113
----------------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., 9/1/07(7)                            9,975,000        10,149,563
                                                                                                        --------------
                                                                                                            84,469,791





                  25         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--0.8%
Aftermarket Technology Corp., 12% Sr. Sub. Nts.,
Series B, 8/1/04                                                                         $ 3,400,000       $ 3,769,750
----------------------------------------------------------------------------------------------------------------------
Cambridge Industries, Inc., 10.25% Sr. Sub. Nts., 7/15/07(7)                               4,775,000         5,013,750
----------------------------------------------------------------------------------------------------------------------
Chrysler Financial Corp., 13.25% Nts., 10/15/99                                            4,500,000         5,102,959
----------------------------------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06                         10,600,000        12,176,750
----------------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc.:
11% Sr. Sub. Nts., 7/15/06                                                                 6,690,000         7,517,888
9.125% Sr. Sub. Nts., 7/15/07(7)                                                           6,550,000         6,779,250
----------------------------------------------------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub. Nts., Series B, 3/15/07                                4,335,000         4,573,425
----------------------------------------------------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts., 7/15/06                                                       2,825,000         3,107,500
----------------------------------------------------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125% Sr. Sub. Nts., 6/15/07(7)                                12,100,000        12,674,750
                                                                                                        --------------
                                                                                                            60,716,022

----------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--1.1%
Burke Industries, Inc., 10% Sr. Nts., 8/15/07(7)                                           3,475,000         3,587,938
----------------------------------------------------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                                                                   8,700,000         9,461,250
12.50% Debs., 7/15/07(7)(10)                                                               3,311,568         3,642,725
----------------------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts.,
Series B, 8/1/05                                                                          11,503,000        12,797,088
----------------------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07(7)                      6,300,000         6,583,500
----------------------------------------------------------------------------------------------------------------------
Insilco Corp., 10.25% Sr. Sub. Nts., 8/15/07(7)                                            8,650,000         8,974,375
----------------------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., 6/1/05(7)                            7,835,000         8,598,913
----------------------------------------------------------------------------------------------------------------------
Mettler Toledo, Inc., 9.75% Gtd. Sr. Sub. Nts., 10/1/06                                    9,275,000        10,434,375
----------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub. Nts., 7/1/07(7)                                           4,550,000         4,618,250
----------------------------------------------------------------------------------------------------------------------
Roller Bearing Co. (America), 9.625% Sr. Sub. Nts., 6/15/07(5)                             6,400,000         6,568,000
----------------------------------------------------------------------------------------------------------------------
Synthetic Industries, Inc., 9.25% Sr. Sub. Nts., 2/15/07                                   2,585,000         2,675,475
----------------------------------------------------------------------------------------------------------------------
Titan Wheel International, Inc., 8.75% Sr. Sub. Nts., 4/1/07                               4,575,000         4,792,313
----------------------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(5)                                      5,000,000         5,187,500
                                                                                                        --------------
                                                                                                            87,921,702

----------------------------------------------------------------------------------------------------------------------
MEDIA--5.3%
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.4%
Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                                      2,710,000         2,967,450
----------------------------------------------------------------------------------------------------------------------
Azteca Holdings SA, 11% Sr. Nts., 6/15/02(7)                                               5,730,000         6,059,475
----------------------------------------------------------------------------------------------------------------------
Capstar Broadcasting Partners, Inc., 9.25% Sr. Sub. Nts., 7/1/07                           9,825,000        10,119,750
----------------------------------------------------------------------------------------------------------------------
Chancellor Radio Broadcasting Co., 8.75% Sr. Sub. Nts., 6/15/07(7)                         7,400,000         7,603,500
----------------------------------------------------------------------------------------------------------------------
Conecel Holdings Ltd., Units (each unit consists of $1,000
principal amount of 14% sec. nts., 10/1/00 and one warrant
to purchase Class B common stock)(4)(5)(15)                                                4,075,000         4,197,250
----------------------------------------------------------------------------------------------------------------------
Consorcio Ecuatoriano, 14% Nts., 5/1/02(5)                                                 7,035,000         7,615,388





                 26         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
BROADCASTING    (CONTINUED)
Jacor Communications Co., 8.75% Gtd. Sr. Sub. Nts., 6/15/07(7)                           $ 4,400,000      $  4,504,500
----------------------------------------------------------------------------------------------------------------------
Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                                  2,000,000         2,149,708
----------------------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 11.625% Sr. Sub. Nts., 10/1/02                                8,425,000         9,225,375
----------------------------------------------------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts., 5/15/04(7)(11)                                          3,000,000         2,895,000
----------------------------------------------------------------------------------------------------------------------
SCI Television, Inc., 11% Sr. Sec. Nts., 6/30/05(5)                                        2,153,155         2,266,196
----------------------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 10.75% Sr. Sub. Nts., Series B, 5/15/06                            1,900,000         2,092,375
----------------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
10% Sr. Sub. Nts., 9/30/05                                                                 1,800,000         1,899,000
9% Sr. Sub. Nts., 7/15/07(7)                                                              18,050,000        18,004,875
----------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.:
11% Sr. Nts., 3/15/04                                                                      2,400,000         2,628,000
12.50% Sr. Nts., 6/15/02                                                                   1,000,000         1,145,000
----------------------------------------------------------------------------------------------------------------------
TV Azteca SA de CV:
10.125% Gtd. Sr. Nts., Series A, 2/15/04                                                   3,300,000         3,460,875
10.50% Gtd. Sr. Nts., Series B, 2/15/07                                                    5,150,000         5,478,313
----------------------------------------------------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                                                             13,125,000        12,862,500
9% Sr. Sub. Nts., Series B, 1/15/06                                                          825,000           829,125
                                                                                                        --------------
                                                                                                           108,003,655

----------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--2.4%
Adelphia Communications Corp.:
10.50% Sr. Nts., 7/15/04(7)                                                                6,040,000         6,440,150
9.25% Sr. Nts., 10/1/02(7)                                                                 7,175,000         7,246,750
9.875% Sr. Nts., 3/1/07                                                                    2,100,000         2,178,750
----------------------------------------------------------------------------------------------------------------------
American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(13)                          3,744,080         1,497,632
----------------------------------------------------------------------------------------------------------------------
Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08                            4,400,000         4,761,587
----------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.:
10.50% Sr. Sub. Debs., 5/15/16                                                             7,950,000         9,063,000
9.875% Sr. Sub. Debs., 2/15/13                                                             2,620,000         2,842,700
9.875% Sr. Sub. Nts., 5/15/06                                                              2,215,000         2,408,813
----------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(13)                       2,525,000         2,288,281
----------------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd. Nts., 7/1/02(7)                                           13,100,000        14,508,250
----------------------------------------------------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(5)                                                        8,259,155         8,176,564
----------------------------------------------------------------------------------------------------------------------
EchoStar II, 8.25% Bonds, 11/9/01(5)                                                       7,600,684         7,524,678
----------------------------------------------------------------------------------------------------------------------
EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec.
Disc. Nts., 3/15/04(13)                                                                   18,170,000        15,262,800
----------------------------------------------------------------------------------------------------------------------
FrontierVision Holdings LP, 0%/11.875% Sr. Disc.
Nts., 9/15/07(7)(13)                                                                       1,075,000           741,750
----------------------------------------------------------------------------------------------------------------------
Fundy Cable Ltd./Ltee, 11% Sr. Sec. Second Priority
Nts., 11/15/05(5)                                                                          3,400,000         3,723,000
----------------------------------------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 11% Sr. Sec. Nts.,
Series B, 11/1/03(6)                                                                      11,649,000        12,318,818





                  27         Oppenheimer Strategic Income Fund

                                                                                        FACE              MARKET VALUE
                                                                                        AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION    (CONTINUED)
Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(13)                               $  1,900,000      $  1,724,250
----------------------------------------------------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series B, 2/15/05                                              10,950,000        10,908,938
----------------------------------------------------------------------------------------------------------------------
Panamsat International Systems LP, 12.75% Debs., 4/15/05(6)                               17,492,000        21,165,320
----------------------------------------------------------------------------------------------------------------------
Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub.
Disc. Nts., 8/1/03(5)(13)                                                                 20,500,000        20,077,084
----------------------------------------------------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10% Second Priority Sr.
Sec. Debs., 12/1/07                                                                        5,000,000         5,500,000
----------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07(CAD)                                 20,000,000        14,436,779
----------------------------------------------------------------------------------------------------------------------
TCI Satellite Entertainment, Inc.:
0%/10.875% Sr. Sub. Nts., 2/15/07(7)(13)                                                   5,030,000         3,294,650
 10.875% Sr. Sub. Nts., 2/15/07(7)                                                         9,365,000         9,880,075
----------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                              2,900,000         3,220,586
                                                                                                        --------------
                                                                                                           191,191,205

----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--1.2%
Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03                     9,050,000         9,728,750
----------------------------------------------------------------------------------------------------------------------
GSP I Corp., 10.15% First Mtg. Bonds, 6/24/10(7)                                             795,459           757,246
----------------------------------------------------------------------------------------------------------------------
Heritage Media Corp., 8.75% Sr. Sub. Nts., 2/15/06                                         1,425,000         1,503,375
----------------------------------------------------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625% Sr. Sub. Nts., 8/1/07(7)                                 2,075,000         2,209,875
----------------------------------------------------------------------------------------------------------------------
ITT Promedia, 9.125% Sr. Sub. Nts., 9/15/07(7)(DEM)                                       33,825,000        19,989,301
----------------------------------------------------------------------------------------------------------------------
ITT Publimedia BV, 9.375% Sr. Sub. Nts., 9/15/07(7)                                        4,750,000         4,940,000
----------------------------------------------------------------------------------------------------------------------
Katz Media Corp., 10.50% Sr. Sub. Nts., 1/15/07                                            3,870,000         4,179,600
----------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07(7)                                                           4,250,000         4,239,375
9.625% Sr. Sub. Nts., 12/1/06                                                              8,575,000         9,089,500
----------------------------------------------------------------------------------------------------------------------
News America Holdings, Inc., 10.125% Gtd. Sr. Debs., 10/15/12                              3,300,000         3,846,255
----------------------------------------------------------------------------------------------------------------------
Outdoor Systems, Inc., 8.875% Sr. Sub. Nts., 6/15/07                                       4,650,000         4,766,250
----------------------------------------------------------------------------------------------------------------------
Time Warner Entertainment LP/Time Warner, Inc.,
8.375% Sr. Debs., 3/15/23                                                                  8,209,000         8,892,702
----------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.:
9.125% Debs., 1/15/13                                                                      2,000,000         2,324,918
9.15% Debs., 2/1/23                                                                        9,000,000        10,472,256
----------------------------------------------------------------------------------------------------------------------
Universal Outdoor, Inc.:
9.75% Sr. Sub. Nts., 10/15/06                                                              6,785,000         7,259,950
9.75% Sr. Sub. Nts., Series B, 10/15/06                                                    3,175,000         3,397,250
                                                                                                        --------------
                                                                                                            97,596,603

----------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.2%
Imax Corp., 10% Sr. Nts., 3/1/01                                                          13,780,000        14,589,575





                  28         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.1%
Hollinger International Publishing, Inc.,
9.25% Gtd. Sr. Sub. Nts., 3/15/07                                                        $ 2,700,000       $ 2,821,500
----------------------------------------------------------------------------------------------------------------------
Sun Media Corp.:
9.50% Sr. Sub. Nts., 2/15/07                                                               3,100,000         3,224,000
9.50% Sr. Sub. Nts., 5/15/07                                                               1,000,000         1,040,000
                                                                                                        --------------
                                                                                                             7,085,500
----------------------------------------------------------------------------------------------------------------------
OTHER--1.2%
----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES--0.4%
Acadia Partners LP, 13% Sr. Sub. Nts., 10/1/97(7)                                         25,000,000        25,187,500
----------------------------------------------------------------------------------------------------------------------
Cia Latino Americana de Infraestructura & Servicios SA-
CLISA, 11.625% Gtd. Sr. Nts., 6/1/04(5)                                                      650,000           690,625
----------------------------------------------------------------------------------------------------------------------
Grupo Mexicano de Desarrollo SA, 8.25% Gtd. Nts., 2/17/01(7)(14)                           6,000,000         2,715,000
----------------------------------------------------------------------------------------------------------------------
Maxxam Group, Inc., 0%/12.25% Sr. Sec. Disc. Nts., 8/1/03(13)                              1,075,000         1,058,875
----------------------------------------------------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75% Bonds, 12/30/99                                         4,870,000         4,943,050
                                                                                                        --------------
                                                                                                            34,595,050

----------------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL--0.1%
Allied Waste Industries, Inc., 0%/11.30% Sr. Disc. Nts., 6/1/07(7)(13)                     4,150,000         2,816,813
----------------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc., 10.25% Sr. Sub. Nts., 12/1/06                            3,435,000         3,769,913
                                                                                                        --------------
                                                                                                             6,586,726

----------------------------------------------------------------------------------------------------------------------
SERVICES--0.7%
Borg-Warner Security Corp.:
9.125% Sr. Sub. Nts., 5/1/03(16)                                                          10,660,000        10,899,850
9.625% Sr. Sub. Nts., 3/15/07                                                              1,450,000         1,508,000
----------------------------------------------------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc. Nts., 10/1/06(5)(13)                                      6,650,000         5,220,250
----------------------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                            4,850,000         4,753,000
----------------------------------------------------------------------------------------------------------------------
Neodata Services, Inc., 12% Sr. Deferred Coupon Nts.,
Series B, 5/1/03                                                                           4,475,000         4,905,719
----------------------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc.:
0%/13.625% Sr. Disc. Nts., 6/30/05(13)                                                     5,600,000         6,048,000
6.75% Cv. Gtd. Sr. Sub. Nts., 9/15/03                                                     11,090,000        12,919,850
----------------------------------------------------------------------------------------------------------------------
United Stationers Supply Co., 12.75% Sr. Sub. Nts., 5/1/05                                 5,000,000         5,693,750
                                                                                                        --------------
                                                                                                            51,948,419

----------------------------------------------------------------------------------------------------------------------
RETAIL--1.2%
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.3%
Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts.,
Series B, 9/1/03                                                                           3,000,000         3,187,500
----------------------------------------------------------------------------------------------------------------------
Central Termica Guemes, 12% Bonds, 11/26/01(5)                                             6,025,000         6,559,719
----------------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                                   6,600,000         7,326,000
----------------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03(5)                                     5,185,000         5,522,025





                  29         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING    (CONTINUED)
Specialty Retailers, Inc.:
8.50% Gtd. Sr. Nts., 7/15/05                                                             $ 2,175,000       $ 2,240,250
9% Gtd. Sr. Sub. Nts., 7/15/07                                                             1,000,000         1,025,000
                                                                                                        --------------
                                                                                                            25,860,494

----------------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.9%
Fleming Cos., Inc.:
10.625% Sr. Sub. Nts., 7/31/07(7)                                                         14,750,000        15,487,500
10.50% Sr. Sub. Nts., 12/1/04(7)                                                           4,100,000         4,305,000
----------------------------------------------------------------------------------------------------------------------
Kroger Co., 8.50% Sr. Sec. Debs., 6/15/03                                                  4,000,000         4,223,480
----------------------------------------------------------------------------------------------------------------------
P&C Food Markets, Inc., 11.50% Sr. Nts., 10/15/01                                          2,225,000         2,158,250
----------------------------------------------------------------------------------------------------------------------
Ralph's Grocery Co.:
11% Sr. Sub. Nts., 6/15/05(7)                                                              3,925,000         4,317,500
10.45% Sr. Nts., 6/15/04                                                                  12,790,000        14,069,000
----------------------------------------------------------------------------------------------------------------------
Randall's Food Markets, Inc., 9.375% Sr. Sub. Nts., 7/1/07(7)                             19,050,000        19,288,125
----------------------------------------------------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9% Sr. Sub. Nts., 7/1/04(7)                                7,225,000         7,450,781
                                                                                                        --------------
                                                                                                            71,299,636

----------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--6.9%
----------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--4.0%
Amphenol Corp., 9.875% Sr. Sub. Nts., 5/15/07                                              2,150,000         2,289,750
----------------------------------------------------------------------------------------------------------------------
Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs.,
Series B, 3/1/05(13)                                                                       3,400,000         2,873,000
----------------------------------------------------------------------------------------------------------------------
Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(5)(13)                                     11,525,000        11,121,625
----------------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.:
0%/13% Sr. Disc. Nts., 6/15/05(5)(13)                                                      6,700,000         4,723,500
Units (each unit consists of $1,000 principal amount of
0%/14% sr. disc. nts., 10/1/07 and one warrant to purchase
13.671 shares of common stock at $14.30 per share)(5)(13)(15)                             10,200,000         5,189,250
----------------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc., Zero Coupon
Sr. Disc. Nts., 11.16%, 8/15/00(12)                                                       24,615,000        19,076,625
----------------------------------------------------------------------------------------------------------------------
Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(5)(13)                              26,956,000        26,282,100
----------------------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc., 0%/14.75% Sr. Disc.
Nts., 12/15/05(13)                                                                        11,075,000         8,583,125
----------------------------------------------------------------------------------------------------------------------
Comcast Cellular Communications, Inc., 9.50% Sr. Nts., 5/1/07(7)                           1,275,000         1,338,750
----------------------------------------------------------------------------------------------------------------------
Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon
Bonds, 11/15/03(13)                                                                       15,659,000        12,214,020
----------------------------------------------------------------------------------------------------------------------
Dial Call Communications, Inc., 0%/12.25% Sr. Disc. Nts.,
4/15/04(13)                                                                               13,430,000        12,607,413
----------------------------------------------------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub. Nts., 9/15/07(7)                                           2,250,000         2,264,063
----------------------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 11.75% Sr. Nts., 4/15/07                                      1,140,000         1,128,600
----------------------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                                 6,345,000         6,424,313





                 30         Oppenheimer Strategic Income Fund

                                                                                        FACE              MARKET VALUE
                                                                                        AMOUNT(1)         SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY    (CONTINUED)
Geotek Communications, Inc.:
0%/15% Sr. Sec. Disc. Nts., 7/15/05(13)                                                 $  7,175,000      $  4,340,875
12% Cv. Sr. Sub. Nts., 2/15/01(5)                                                            750,000           637,500
----------------------------------------------------------------------------------------------------------------------
Globalstar LP/Globalstar Capital Corp., 11.375%
Sr. Nts., 2/15/04(7)                                                                       3,070,000         3,208,150
----------------------------------------------------------------------------------------------------------------------
HighwayMaster Communications, Inc., Units (each
unit consists of $1,000 principal amount of 13.75% sr. nts.,
9/15/05 and one warrant to purchase 6.566 shares of
common stock at $9.625 per share)(7)(15)                                                   3,300,000         3,456,750
----------------------------------------------------------------------------------------------------------------------
Metrocall, Inc., 10.375% Sr. Sub. Nts., 10/1/07                                            7,200,000         7,353,000
----------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., 0%/14% Sr. Disc.
Nts., 6/1/06(13)                                                                           9,275,000         6,353,375
----------------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 0%/13.50% Sr. Disc.
Nts., 6/1/06(13)                                                                          20,200,000        15,756,000
----------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts., 9/15/07(7)(13)                                                  18,100,000        11,267,250
0%/11.50% Sr. Disc. Nts., 9/1/03(13)                                                      13,000,000        12,658,750
----------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 9.625% Sr. Nts., 10/1/07(4)                                 6,400,000         6,624,000
----------------------------------------------------------------------------------------------------------------------
Occidente y Caribe Celular SA, 0%/14% Sr. Disc. Nts.,
Series B, 3/15/04(13)                                                                      5,400,000         4,293,000
----------------------------------------------------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                                                                  5,710,000         5,938,400
11.625% Sr. Nts., Series A, 8/15/06                                                       10,105,000        10,509,200
----------------------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp.,
14% Sr. Nts., 8/15/04                                                                     19,105,000        19,964,725
----------------------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(13)                                                 7,900,000         8,038,250
0%/14% Sr. Sub. Disc. Nts., 11/15/01(13)                                                  24,067,000        26,955,040
10.75% Sr. Nts., 11/1/04                                                                   2,355,000         2,555,175
----------------------------------------------------------------------------------------------------------------------
Real Time Data, Inc., Units (each unit consists of $1,000
principal amount of 0%/13.50% sub. disc. nts., 8/15/06 and
one warrant to purchase six ordinary shares)(5)(13)(15)                                   18,540,000        11,170,350
----------------------------------------------------------------------------------------------------------------------
Sprint Spectrum LP/Sprint Spectrum Finance Corp., 0%/12.50%
Sr. Disc. Nts., 8/15/06(13)                                                                3,240,000         2,470,500
----------------------------------------------------------------------------------------------------------------------
Teletrac, Inc., Units (each unit consists of $1,000 principal amount of 14% sr. nts., 8/1/07 and one warrant to buy .537495
ordinary share)(5)(15)                                                                     2,450,000         2,566,375
----------------------------------------------------------------------------------------------------------------------
Therma-Wave, Inc., 10.625% Sr. Nts., 5/15/04(7)                                            1,300,000         1,397,500
----------------------------------------------------------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts., 3/1/07                                                  3,190,000         3,285,700
----------------------------------------------------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts., 10/15/04                                                    3,800,000         4,294,000
----------------------------------------------------------------------------------------------------------------------
USA Mobile Communications, Inc. II:
14% Sr. Nts., 11/1/04                                                                      9,965,000        11,260,450
9.50% Sr. Nts., 2/1/04                                                                    10,070,000        10,019,650
----------------------------------------------------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub. Nts., 6/15/07(7)                                           5,625,000         5,821,875
                                                                                                        --------------
                                                                                                           318,311,974





                  31         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY--2.9%
American Communications Services, Inc.:
0%/12.75% Sr. Disc. Nts., 4/1/06(13)                                                     $   840,000       $   579,600
0%/13% Sr. Disc. Nts., 11/1/05(13)                                                         1,495,000         1,091,350
13.75% Sr. Nts., 7/15/07(7)                                                                5,925,000         6,784,125
----------------------------------------------------------------------------------------------------------------------
Bell Cablemedia plc:
0%/11.875% Sr. Disc. Nts., 9/15/05(13)                                                     7,950,000         6,933,823
0%/11.95% Sr. Disc. Nts., 7/15/04(5)(13)                                                  22,800,000        21,318,000
----------------------------------------------------------------------------------------------------------------------
Brooks Fiber Properties, Inc.:
0%/10.875% Sr. Disc. Nts., 3/1/06(13)                                                      7,150,000         5,809,375
0%/11.875% Sr. Disc. Nts., 11/1/06(13)                                                    11,615,000         9,103,256
10% Sr. Nts., 6/1/07                                                                      14,350,000        16,359,000
----------------------------------------------------------------------------------------------------------------------
BTI Telecom Corp., 10.50% Sr. Nts., 9/15/07(7)                                             6,600,000         6,831,000
----------------------------------------------------------------------------------------------------------------------
Call-Net Enterprises, Inc.:
0%/13.25% Sr. Disc. Nts., 12/1/04(13)                                                      6,800,000         6,154,000
0%/9.27% Sr. Disc. Nts., 8/15/07(13)                                                       6,050,000         4,053,500
8.375% Sr. Nts., 8/15/07(CAD)                                                              6,400,000         4,813,586
----------------------------------------------------------------------------------------------------------------------
Colt Telecom Group plc, Units (each unit consists of
$1,000 principal amount of 0%/12% sr. disc. nts., 12/15/06
and one warrant to purchase 7.8 ordinary shares)(13)(15)                                  17,325,000        12,907,125
----------------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 0%/11.20% Sr. Disc. Debs.,
11/15/07(13)                                                                               6,260,000         4,945,400
----------------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 0%/11.75% Sr. Disc.
Nts., 12/15/05(13)                                                                        15,025,000        11,343,875
---------------------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub.
Disc. Nts., 12/15/05(7)(13)                                                                1,800,000         1,356,750
----------------------------------------------------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Bonds, 12/15/05(13)                                             12,220,000         9,378,850
----------------------------------------------------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(13)                                                  1,465,000         1,098,750
0%/13.50% Sr. Disc. Nts., 9/15/05(13)                                                     14,200,000        11,502,000
----------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc., 0%/11.25% Sr. Disc.
Nts., 7/15/07(13)                                                                         13,000,000         9,100,000
----------------------------------------------------------------------------------------------------------------------
McLeodUSA, Inc.:
0%/10.50% Sr. Disc. Nts., 3/1/07(13)                                                       5,145,000         3,678,675
9.25% Sr. Nts., 7/15/07(7)                                                                 1,725,000         1,845,750
----------------------------------------------------------------------------------------------------------------------
MGC Communications, Inc., Units (each unit consists
of $1,000 principal amount of 13% sr. sec. nts., 10/1/04
and one warrant to purchase 8.07 shares of common stock
at $0.01 per share)(7)(15)                                                                 5,100,000         5,329,500
----------------------------------------------------------------------------------------------------------------------
NTL, Inc.:
0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(13)                                            900,000           825,750
10% Sr. Nts., 2/15/07                                                                      7,725,000         8,111,250
----------------------------------------------------------------------------------------------------------------------
Petersburg Long Distance, Inc.:
9% Cv. Sub. Nts., 6/1/06(7)                                                                1,500,000         2,000,625
Units (each unit consists of $1,000 principal amount of
0%/14% sr. disc. nts., 6/1/04 and one warrant to purchase
34 ordinary shares)(5)(13)(15)                                                            13,200,000        12,606,000





                  32         Oppenheimer Strategic Income Fund

                                                                                         FACE           MARKET VALUE
                                                                                         AMOUNT(1)      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY  (CONTINUED)
PTC International Finance BV, 0%/10.75% Gtd. Sr. Sub.
Unsec. Bonds, 7/1/07(7)(13)                                                              $ 6,532,000    $    4,000,850
----------------------------------------------------------------------------------------------------------------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27(4)(CAD)                                   14,580,000        10,515,713
----------------------------------------------------------------------------------------------------------------------
Telefonica de Argentina SA, 11.875% Unsec. Nts., 11/1/04                                     300,000           365,250
----------------------------------------------------------------------------------------------------------------------
Teleport Communications Group, Inc., 0%/11.125% Sr.
Disc. Nts., 7/1/07(13)                                                                    21,350,000        16,759,750
----------------------------------------------------------------------------------------------------------------------
Telewest Communications plc, 0%/11% Sr. Disc. Debs., 10/1/07(13)                          10,975,000         8,286,125
----------------------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr. Nts., 3/1/04                                           2,715,000         2,592,825
----------------------------------------------------------------------------------------------------------------------
Videotron Holdings plc, 0%/11% Sr. Disc. Nts., 8/15/05(13)                                 1,650,000         1,431,375
                                                                                                        --------------
                                                                                                           229,812,803

----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.9%
----------------------------------------------------------------------------------------------------------------------
RAILROADS--0.3%
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr.
Disc. Nts., Series B, 12/15/03(13)                                                        27,791,000        24,247,648
----------------------------------------------------------------------------------------------------------------------
SHIPPING--0.3%
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg. Nts., 6/30/07(7)                                          11,800,000        12,685,000
Units (each unit consists of $1,000 principal amount of 12%
second priority ship mtg. nts., 6/30/07 and one warrant)(7)(15)                           11,325,000        12,740,625
                                                                                                        --------------
                                                                                                            25,425,625

----------------------------------------------------------------------------------------------------------------------
TRUCKING--0.3%
Coach USA, Inc., 9.375% Gtd. Sr. Sub. Nts., 7/1/07(7)                                      9,965,000        10,064,650
----------------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(7)                           14,783,746        12,806,420
----------------------------------------------------------------------------------------------------------------------
Western Star Truck Holdings Ltd., 8.75% Sr. Nts., 5/1/07(7)                                2,875,000         2,990,000
                                                                                                        --------------
                                                                                                            25,861,070

----------------------------------------------------------------------------------------------------------------------
UTILITIES--1.1%
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.1%
AES Corp., 8.375% Sr. Sub. Nts., 8/15/07                                                   5,000,000         5,037,500
----------------------------------------------------------------------------------------------------------------------
C.A. La Electricidad de Caracas, 6.75% Exchange Eurobonds,
9/30/03(5)(6)                                                                              3,158,996         2,949,713
----------------------------------------------------------------------------------------------------------------------
CalEnergy, Inc., 9.50% Sr. Nts., 9/15/06                                                   1,200,000         1,291,500
----------------------------------------------------------------------------------------------------------------------
California Energy, Inc., 10.25% Sr. Disc. Nts., 1/15/04                                   18,365,000        19,880,113
----------------------------------------------------------------------------------------------------------------------
Calpine Corp.:
10.50% Sr. Nts., 5/15/06(5)                                                                  595,000           653,013
8.75% Sr. Nts., 7/15/07(7)                                                                10,000,000        10,225,000
9.25% Sr. Nts., 2/1/04                                                                     1,370,000         1,414,525
----------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                             9,300,000        10,323,000
----------------------------------------------------------------------------------------------------------------------
First PV Funding Corp.:
10.15% Lease Obligation Bonds, Series 1986B, 1/15/16(5)                                    9,329,000         9,935,385
10.30% Lease Obligation Bonds, Series 1986A, 1/15/14(5)                                   11,837,000        12,606,405





                  33         Oppenheimer Strategic Income Fund


                                                                                          FACE           MARKET VALUE
                                                                                          AMOUNT(1)      SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES  (CONTINUED)
Subic Power Corp.:
9.50% Sr. Sec. Nts., 12/28/08                                                             $6,305,092     $   6,472,399
9.50% Sr. Sec. Nts., 12/28/08(7)                                                           5,075,862         5,210,550
                                                                                                        --------------
                                                                                                            85,999,103

----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.0%
Beaver Valley II Funding Corp., 9% Second Lease Obligation
Bonds, 6/1/17(5)                                                                             956,000         1,030,090
----------------------------------------------------------------------------------------------------------------------
CE Casecnan Water & Energy, Inc., 11.95% Sr. Nts.,
Series B, 11/15/10                                                                         1,800,000         1,998,000
                                                                                                        --------------
                                                                                                             3,028,090
                                                                                                        --------------
Total Corporate Bonds and Notes (Cost $2,562,024,038)                                                    2,677,584,375

                                                                                          SHARES
======================================================================================================================
COMMON STOCKS--0.5%
----------------------------------------------------------------------------------------------------------------------
Celcaribe SA(5)(17)                                                                        1,658,520         7,048,710
----------------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc.(17)                                                                39,200           492,450
----------------------------------------------------------------------------------------------------------------------
Coinstar, Inc.(17)                                                                            46,550           605,150
----------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(5)                                                                              525           526,312
----------------------------------------------------------------------------------------------------------------------
El Paso Electric Co.                                                                         500,506         3,003,036
----------------------------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(5)                                                                        68,985           344,925
----------------------------------------------------------------------------------------------------------------------
Grand Union Co.(17)                                                                          218,257           381,950
----------------------------------------------------------------------------------------------------------------------
GST Telecommunications, Inc.(17)                                                             168,400         2,336,550
----------------------------------------------------------------------------------------------------------------------
Ladish Co., Inc.(5)(17)                                                                      806,000         2,619,500
----------------------------------------------------------------------------------------------------------------------
Omnipoint Corp.(5)(17)                                                                       640,625        12,856,543
----------------------------------------------------------------------------------------------------------------------
Optel, Inc.(5)(17)                                                                            10,950               110
----------------------------------------------------------------------------------------------------------------------
Sheridan Energy, Inc.(17)(18)                                                                394,283         1,429,276
----------------------------------------------------------------------------------------------------------------------
Vail Resorts, Inc.(17)                                                                       170,000         4,547,500
----------------------------------------------------------------------------------------------------------------------
Walter Industries, Inc.(17)                                                                  119,583         2,384,186
                                                                                                        --------------
Total Common Stocks (Cost $26,526,796)                                                                      38,576,198

======================================================================================================================
PREFERRED STOCKS--2.0%
----------------------------------------------------------------------------------------------------------------------
American Radio Systems Corp., 11.375% Cum.
Exchangeable Preferred                                                                         9,396         1,129,869
----------------------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable
Preferred Stock, Non-Vtg.                                                                    108,875         3,075,719
----------------------------------------------------------------------------------------------------------------------
BankUnited Capital Trust, 10.25% Redeemable Trust
Preferred Securities(5)                                                                   10,050,000        10,150,500
----------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.:
11.125% Exchangeable Preferred Stock, Series M(10)                                            59,798         6,570,305
8.50% Cum. Cv., Series I                                                                      36,500         1,067,625
----------------------------------------------------------------------------------------------------------------------
California Federal Bank, 11.50% Non-Cum., Non-Vtg.                                           111,500        12,717,969
----------------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred(5)(17)(18)                                                         130,000         3,250,000





                  34         Oppenheimer Strategic Income Fund

                                                                                                          MARKET VALUE
                                                                                          SHARES          SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS  (CONTINUED)
Clark USA, Inc., 11.50% Cum. Preferred Stock(4)(7)(10)                                         1,700      $  1,746,750
----------------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv. Preferred Stock, Series B                                 307,300        11,139,625
----------------------------------------------------------------------------------------------------------------------
Crown American Realty Trust, 11% Cum. Non-Vtg.
Preferred, Series A                                                                           49,500         2,648,250
----------------------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(5)(10)                               600,000         5,850,000
----------------------------------------------------------------------------------------------------------------------
EchoStar Communications Corp., 12.125% Sr. Redeemable
Exchangeable Preferred Stock, Series B(4)(7)(10)                                               5,250         5,460,000
----------------------------------------------------------------------------------------------------------------------
El Paso Electric Co., 11.40% Preferred Stock, Series A(10)                                   106,122        11,806,072
----------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Trust, 9% Preferred Securities                                     12,605,000        13,109,200
----------------------------------------------------------------------------------------------------------------------
Golden State Bancorp., 8.75% Cv. Preferred Stock, Series A                                    20,000         1,483,750
----------------------------------------------------------------------------------------------------------------------
K-III Communications Corp.:
$11.625 Exchangeable, Series B(5)(10)                                                         70,912         7,702,820
9.20% Preferred Stock, Series E(7)                                                            46,400         4,674,800
Sr. Exchangeable, Series A                                                                    80,000         2,160,000
----------------------------------------------------------------------------------------------------------------------
Kelley Oil & Gas Corp., $2.625 Cv.(18)                                                       159,100         3,897,950
----------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14% Sr.
Exchangeable Preferred(10)                                                                   176,594        11,611,056
----------------------------------------------------------------------------------------------------------------------
Prime Retail, Inc., $19.00 Cv., Series B                                                     325,000         7,881,250
----------------------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625% Cum., Series E, Non-Vtg.                                       2,200         2,546,500
----------------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., 14.25% Cum. Sr.
Exchangeable Preferred Stock, Non-Vtg.(7)                                                      5,000         5,237,500
----------------------------------------------------------------------------------------------------------------------
Unisys Corp., $3.75 Cv., Series A                                                             80,000         3,685,000
----------------------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc.:
Preferred Stock(18)                                                                          387,400        10,048,188
9.16% Cv. Preferred Stock, Series B(18)                                                      280,000         8,260,000
                                                                                                        --------------
Total Preferred Stocks (Cost $144,060,275)                                                                 158,910,698


======================================================================================================================
OTHER SECURITIES--0.3%
----------------------------------------------------------------------------------------------------------------------
SD Warren Co., 14% Cum. Exchangeable, Series B                                               244,770        11,320,612
----------------------------------------------------------------------------------------------------------------------
SDW Holdings Corp., 15% Cum. Sr. Exchangeable Preferred(5)                                   162,350         5,966,363
----------------------------------------------------------------------------------------------------------------------
WorldCom, Inc., 8% Cv. Depositary Shares each Representing
1/100 Share of Dividend Enhanced Convertible Stock                                            50,000         6,150,000
                                                                                                        --------------
Total Other Securities (Cost $20,375,020)                                                                   23,436,975

                                                                                          UNITS
======================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
----------------------------------------------------------------------------------------------------------------------
American Communications Services, Inc. Wts., Exp. 11/05(5)                                     5,225           496,375
----------------------------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts.:
Exp. 6/99(5)                                                                                 119,070             1,191
Wts., Exp. 8/00(5)                                                                             8,000                80
----------------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust(5)                                            118,975             1,190
----------------------------------------------------------------------------------------------------------------------
Australis Media Ltd. Wts., Exp. 5/00(5)                                                          780                 6
----------------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(5)                                                      262,500            65,625





                  35         Oppenheimer Strategic Income Fund

                                                                                                          MARKET VALUE
                                                                                          SHARES          SEE NOTE 1
======================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES  (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc. Wts., Exp. 2/99(5)                                         74,086      $         --
----------------------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc. Wts., Exp. 8/03(5)                                16,370           278,290
----------------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(5)(18)                                                       130,000            65,000
----------------------------------------------------------------------------------------------------------------------
Clearnet Communications, Inc. Wts., Exp. 9/05                                                  7,425            55,316
----------------------------------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp. 11/03(5)                                                    8,109           445,995
----------------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc. Wts., Exp. 10/03(5)                                          6,600            33,000
----------------------------------------------------------------------------------------------------------------------
Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99(5)                                              7,250           203,000
----------------------------------------------------------------------------------------------------------------------
Geotek Communications, Inc. Wts., Exp. 7/05(5)                                               690,000         1,035,000
----------------------------------------------------------------------------------------------------------------------
Hyperion Telecommunications, Inc. Wts., Exp. 4/01(5)                                           1,035            41,917
----------------------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(5)                                                   46,860           702,900
----------------------------------------------------------------------------------------------------------------------
IHF Capital, Inc., Series I Wts., Exp. 11/99(5)                                                5,400           270,000
----------------------------------------------------------------------------------------------------------------------
IHF Holdings, Inc. Wts., Exp. 11/99(5)                                                         1,750           280,000
----------------------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp. 8/02                                                         13,050                --
----------------------------------------------------------------------------------------------------------------------
Mexican Value Rts.                                                                        25,000,000                --
----------------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
Conditional Wts., Exp. 12/97(5)                                                               29,300            18,312
Wts., Exp. 12/97(5)                                                                           29,300           410,200
----------------------------------------------------------------------------------------------------------------------
NEXTLINK Communications, Inc. Wts., Exp. 2/09(5)                                             165,715                --
----------------------------------------------------------------------------------------------------------------------
Occidente y Caribe Celular SA Wts., Exp. 3/04(5)                                              21,600               216
----------------------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(5)                                                          102,500         2,057,047
----------------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(5)                                                                                182,000         2,366,000
Exp. 6/05(5)                                                                                  13,440           174,720
----------------------------------------------------------------------------------------------------------------------
Stroh Brewery Co. Wts., Exp. 7/06(5)                                                          19,164           148,521
----------------------------------------------------------------------------------------------------------------------
UNIFI Communications, Inc. Wts., Exp. 3/07(5)                                                  2,715             5,430
----------------------------------------------------------------------------------------------------------------------
United International Holdings, Inc. Wts., Exp. 11/99(5)                                       20,345           244,140
----------------------------------------------------------------------------------------------------------------------
Walden Residential Properties, Inc. Wts., Exp. 1/02(5)(18)                                   196,400           257,775
                                                                                                        --------------
Total Rights, Warrants and Certificates (Cost $3,355,785)                                                    9,657,246

                                                                                          FACE
                                                                                          AMOUNT(1)
======================================================================================================================
STRUCTURED INSTRUMENTS--6.5%
----------------------------------------------------------------------------------------------------------------------
AIG International, Inc., Goldman Sachs Commodity Index Total
Return Leveraged-Linked Contingent Payment Promissory Nts.,
6.178%, 3/30/99(19)                                                                      $ 5,000,000         5,000,000
----------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Canada Banker's Acceptance Indexed Yield Nts., 8.405%,
5/22/98                                                                                   19,350,000        19,220,355
----------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
CD Linked Nts.:
12.50%, 3/6/98                                                                            25,000,000        25,156,250
5.106%, 11/21/97 (linked to the Goldman Sachs Commodity
Index Excess Return)(19)                                                                   2,000,000         2,519,000





                  36         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS  (CONTINUED)
Bayerische Landesbank Girozentrale (New York Branch)
Goldman Sachs Commodity Index Excess Return
Leveraged-Linked Nts., 5.488%, 12/8/97(19)                                               $ 8,750,000       $ 9,792,125
----------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Lehman Brothers High Yield Bond Index Nts., 12.50%, 2/4/98                                14,250,000        14,291,325
----------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank Girozentrale (New York Branch)
Nikkei 225 Equity-Linked Nts., 6.03%, 4/23/98                                             17,500,000        16,968,000
----------------------------------------------------------------------------------------------------------------------
Business Development Bank of Canada, Goldman Sachs
Commodity Index Excess Return Leveraged-Linked
Commercial Paper, 5.40%, 12/22/97(19)                                                      7,000,000         7,750,400
----------------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (New York Branch)
Canadian Dollar Three Month Banker's Acceptance Linked
Maximum Rate Nts., 8.66%, 4/13/98                                                          1,000,000         1,001,000
----------------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (New York Branch)
Three Month British Pound LIBOR Forward Linked Nts.,
5.79%, 5/22/98                                                                            20,440,000        20,260,128
----------------------------------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce, U.S. Dollar/Japanese
Yen Basis Arbitrage Nts., 10.379%, 4/14/98(5)(6)                                           9,735,000         9,735,000
----------------------------------------------------------------------------------------------------------------------
Cargill Financial Services Corp., Goldman Sachs Commodity
Index Total Return Leveraged-Linked Nts., 5.469%, 12/4/97(19)                              8,000,000         8,308,520
----------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston (Cayman) Ltd.:
OAO Bank Menatep Credit & Russian Rouble Convertibility
Linked Nts., Zero Coupon, 11.05%, 12/16/97(5)(12)                                         38,700,000        37,763,886
City of Moscow, Credit & Convertibility Linked Nts.,
Series EM 215, Zero Coupon, 12.05%, 12/30/97(12)                                          11,250,000        10,923,199
----------------------------------------------------------------------------------------------------------------------
Daiwa Finance Corp. (New York), Daiwa Physical
Commodity Index Leveraged-Linked Nts., 4.656%, 12/15/97(6)(20)                             2,800,000         2,973,880
----------------------------------------------------------------------------------------------------------------------
First Boston Corp. (The), Russian GKO Linked Nts., Zero
Coupon, 13.95%, 1/20/98(12)                                                                9,800,000         9,472,984
----------------------------------------------------------------------------------------------------------------------
Goldman, Sachs & Co. Argentina Local Market Securities Trust,
11.30%, 4/1/00 [representing debt of Argentina (Republic of)
Bonos del Tesoro Bonds, Series 10, 5.80%, 4/1/00 and an
interest rate swap between Goldman Sachs and the Trust](5)                                11,334,782        11,646,489
----------------------------------------------------------------------------------------------------------------------
ING (U.S.) Financial Holdings Corp.:
Zero Coupon Czech Koruna Linked Promissory Nts., 10.98%,
11/17/97(5)(12)(CZK)                                                                      26,368,371           789,329
Zero Coupon Czech Koruna/U.S. Dollar Linked Nts.,
11.10%, 3/4/98(12)                                                                         9,645,000         7,956,161
Greek Drachma Linked Nts., Zero Coupon, 9.99%, 8/7/98(12)                                 19,500,000        18,323,760
PT Polysindo Linked Nts., Zero Coupon, 10.43%, 7/15/98(5)(12)                              1,973,463         1,771,677
----------------------------------------------------------------------------------------------------------------------
ING Barings (U.S.) Financial Holdings Corp., Chilean Peso
Linked Nts., with Chilean Sovereign Risk, Zero Coupon,
9.22%, 6/25/98(12)                                                                        16,000,000        14,889,600





                  37         Oppenheimer Strategic Income Fund

                                                                                         FACE             MARKET VALUE
                                                                                         AMOUNT(1)        SEE NOTE 1
======================================================================================================================
STRUCTURED INSTRUMENTS  (CONTINUED)
Lehman Brothers Holdings, Inc.:
Greek Drachma/Swiss Franc Linked Nts., Zero Coupon,
14.71%, 1/15/98(12)                                                                      $ 6,630,630      $  6,749,981
U.S. Dollar Nts. Linked to the Greek Drachma/Swiss Franc
Exchange Rate, Zero Coupon, 23.05%, 12/26/97(12)                                          10,200,000        10,931,340
----------------------------------------------------------------------------------------------------------------------
Lehman Brothers, Inc., Guatemalan Letras de Tesoreria Linked
Nts., Zero Coupon, 8.66%, 11/24/97(12)                                                     7,800,000         7,700,160
----------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99 (representing debt of Chemical Banking Corp., sub. capital nts., and equity
of Citicorp, 7.75% preferred, series 22)(5)                                               10,000,000        11,807,000
----------------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York, Japanese
Government Bond 193 Currency Protected Bank Nts.,
8.14%, 4/29/98                                                                             8,100,000         6,164,100
----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Group, Inc. Repackaged Argentina Domestic
Securities Trust, 14.75%, 9/1/02 [representing debt of
Argentina (Republic of) Bonos de Consolidacion de
Deudas Bonds, Series I, 5.625%, 9/1/02](5)                                                 6,000,000         7,410,000
----------------------------------------------------------------------------------------------------------------------
Salomon, Inc.:
Chilean Peso Indexed Credit Linked Nts., Zero Coupon,
9.32%, 7/22/98(12)                                                                         3,750,000         3,467,250
Chilean Peso Indexed Enhanced Access Nts., Zero Coupon:
9.44%, 6/11/98(12)                                                                        20,000,000        18,692,000
9.18%, 6/18/98(12)                                                                         9,750,000         9,097,725
Chilean Peso Linked Nts., Zero Coupon:
9.33%, 6/24/98(12)                                                                         4,865,000         4,504,017
9.18%, 9/9/98(12)                                                                          4,865,000         4,408,663
Russian S-Account Credit Linked Nts., Zero Coupon:
13.71%, 4/3/98(12)                                                                        19,350,000        18,283,815
14.17%, 5/22/98(12)                                                                        9,600,000         8,938,560
14.10%, 5/7/98(12)                                                                        32,150,000        30,066,680
9.79%, 7/31/98(12)                                                                        19,500,000        17,778,150
27.11%, 8/7/98(12)                                                                        41,200,000        37,504,360
----------------------------------------------------------------------------------------------------------------------
SPARC EM Ltd., Russian GKO Linked/U.S. Dollar Nts.,
Zero Coupon, 12.24%, 10/15/97(12)                                                          4,850,000         4,832,719
----------------------------------------------------------------------------------------------------------------------
Standard Chartered Bank:
Indian Rupee Linked Nts.:
15%, 10/20/97                                                                              7,020,000         6,909,084
32.641%, 11/28/97                                                                          3,656,000         3,762,755
35.115%, 11/28/97                                                                          3,656,000         3,749,228
Korean Wong Principal & Interest Linked Deposit:
11.62%, 6/30/98                                                                            9,516,534         8,945,542
11.68%, 7/3/98                                                                            14,601,366        13,726,744
U.S. Dollar/Chinese Yuan Linked Nts., 12.903%, 12/5/97                                     6,581,000         6,640,229
----------------------------------------------------------------------------------------------------------------------
Union Bank of Switzerland, Indian Rupee Linked
Nts., 5.40%, 11/17/97                                                                      4,680,000         4,692,168
                                                                                                        --------------
Total Structured Instruments (Cost $514,246,318)                                                           513,275,338





                  38         Oppenheimer Strategic Income Fund

                                                                                                       MARKET VALUE
                                                        DATE       STRIKE          CONTRACTS           SEE NOTE 1
====================================================================================================================
CALL OPTIONS PURCHASED--0.1%
--------------------------------------------------------------------------------------------------------------------
German Mark/Japanese Yen Call Opt.                      12/97       68.78(DEM/JPY)     86,060,000       $    798,034
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.375%, 8/15/27
Call Opt.                                               10/97       99.672%               295,500          2,862,656
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 6.125%, 8/15/07
Call Opt.                                               11/97      101.25                 250,000            859,375
                                                                                                        ------------
Total Call Options Purchased (Cost $5,884,796)                                                             4,520,065

====================================================================================================================
PUT OPTIONS PURCHASED--0.0%
German Mark/Japanese Yen Put Opt.                       12/97       68.59(DEM/JPY)     85,780,000          1,329,590
--------------------------------------------------------------------------------------------------------------------
German Mark Put Opt.                                    10/97        1.796(DEM)        43,830,000             58,820
--------------------------------------------------------------------------------------------------------------------
German Mark Put Opt.                                    10/97        1.759(DEM)        85,551,000            377,194
--------------------------------------------------------------------------------------------------------------------
German Mark Put Opt.                                    10/97        1.792(DEM)        43,830,000             66,797
--------------------------------------------------------------------------------------------------------------------
German Mark Put Opt.                                    10/97        1.89(DEM)         90,580,000                 --
--------------------------------------------------------------------------------------------------------------------
German Mark Put Opt.                                    11/97        1.784(DEM)       169,270,000            899,501
                                                                                                        ------------
Total Put Options Purchased (Cost $5,193,484)                                                              2,731,902
                                                                                   FACE
                                                                                   AMOUNT(1)
====================================================================================================================
CERTIFICATES OF DEPOSIT--0.1%
--------------------------------------------------------------------------------------------------------------------
Bank Dagang Nasional Indonesia, Zero Coupon
Negotiable CD, 14.35%, 11/24/97(12)(IDR)                                           10,000,000,000          2,969,428
--------------------------------------------------------------------------------------------------------------------
Bank Tabugan Negara Negotiable CD, Zero Coupon,
14.70%, 10/28/97(12)(IDR)                                                           3,000,000,000            907,513
--------------------------------------------------------------------------------------------------------------------
Wijaya Karya Negotiable CD, Zero Coupon, 14.79%,
12/19/97(12)(IDR)                                                                  20,000,000,000          5,826,178
                                                                                                        ------------
Total Certificates of Deposit (Cost $13,636,815)                                                           9,703,119

====================================================================================================================
REPURCHASE AGREEMENTS--0.0%
--------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets,
6.125%, dated 9/30/97, to be repurchased at $3,100,527 on
10/1/97, collateralized by U.S. Treasury Bonds, 6.875%-12%,
5/15/05-8/15/25, with a value of $2,433,948 and U.S. Treasury
Nts., 5.875%-7.25%, 8/15/98-5/15/04, with a value of $729,927
(Cost $3,100,000)                                                                    $  3,100,000          3,100,000
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $8,289,785,573)                                           107.5%     8,478,965,517
--------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                        (7.5)      (592,075,007)
                                                                                     ------------     --------------
NET ASSETS                                                                                  100.0%    $7,886,890,510
                                                                                     ============     ==============





                  39         Oppenheimer Strategic Income Fund

-------------------------------------------------------------------------------
1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD--Australian Dollar                  IEP--Irish Punt
CAD--Canadian Dollar                    ITL--Italian Lira
CZK--Czech Koruna                       JPY--Japanese Yen
DEM--German Mark                        MXP--Mexican Peso
DKK--Danish Krone                       NOK--Norwegian Krone
ESP--Spanish Peseta                     NZD--New Zealand Dollar
GBP--British Pound Sterling             PLZ--Polish Zloty
GRD--Greek Drachma                      SEK--Swedish Krona
HUF--Hungarian Forint                   TRL--Turkish Lira
IDR--Indonesian Rupiah                  ZAR--South African Rand

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

4. When-issued security to be delivered and settled after September 30, 1997.

5. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

6. Represents the current interest rate for a variable rate security.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $752,116,975 or 9.54% of the Fund's net assets, at September 30, 1997.

8. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                       CONTRACTS/FACE         EXPIRATION     EXERCISE        PREMIUM          MARKET VALUE
                                       SUBJECT TO CALL/PUT    DATE           PRICE           RECEIVED         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------

Banco Hipotecario Nacional
(Argentina) Medium-Term Nts.,
10.625%, 8/7/06 Call Option            $   15,000,000         8/7/00         100.00%         $   138,000       $1,800,000
-------------------------------------------------------------------------------------------------------------------------
British Pound Sterling Call Option         47,170,000         10/6/97          0.625(GBP)        556,606          780,664
-------------------------------------------------------------------------------------------------------------------------
German Mark Call Option                   130,890,000         10/16/97         1.72(DEM)         342,521          311,518
-------------------------------------------------------------------------------------------------------------------------
Japanese Yen Call Option                4,860,600,000         10/1/97        119.00(JPY)         214,435            9,721
-------------------------------------------------------------------------------------------------------------------------
Japanese Yen Put Option                 4,860,600,000         10/1/97        121.00(JPY)         210,894           58,327
                                                                                              ----------       ----------
                                                                                              $1,462,456       $2,960,230
                                                                                              ==========       ==========





                  40         Oppenheimer Strategic Income Fund

-------------------------------------------------------------------------------
9. Securities with an aggregate market value of $12,971,445 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

10. Interest or dividend is paid in kind.

11. Represents the current interest rate for an increasing rate security.

12. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

14. Non-income producing--issuer is in default of interest payment.

15. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

16. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

17. Non-income producing security.

18. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 1997. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 1997 amounts to $27,208,189. Transactions during the period in which the issuer was an affiliate are as follows:

                                        SHARES/UNITS                                         SHARES/UNITS
                                        SEPTEMBER 30,       GROSS           GROSS            SEPTEMBER 30,      DIVIDEND
                                        1996                ADDITIONS       REDUCTIONS       1997               INCOME
--------------------------------------------------------------------------------------------------------------------------
CGA Group Ltd.,
Preferred                                      --           130,000         --               130,000            $       --
--------------------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts.,
Exp. 12/49                                     --           130,000         --               130,000                    --
--------------------------------------------------------------------------------------------------------------------------
Kelley Oil & Gas Corp.,
$2.625 Cv.                                 82,000            77,100         --               159,100               406,875
--------------------------------------------------------------------------------------------------------------------------
Sheridan Energy, Inc.                          --           394,283         --               394,283                    --
--------------------------------------------------------------------------------------------------------------------------
Walden Residential
Properties, Inc.,
Preferred Stock                                --           387,400         --               387,400               570,602
--------------------------------------------------------------------------------------------------------------------------
Walden Residential
Properties, Inc., 9.16% Cv.
Preferred Stock, Series B                 280,000                --         --               280,000               641,200
--------------------------------------------------------------------------------------------------------------------------
Walden Residential
Properties, Inc. Wts.,
Exp. 1/02                                      --           196,400         --               196,400                    --
                                                                                                                ----------
                                                                                                                $1,618,677
                                                                                                                ==========


19. Security is linked to a Goldman Sachs Commodity Index. The index is composed of the futures prices of twenty-two different commodities in five main commodity groups (energy, agriculture, livestock, industrial metals and precious metals) in rough proportion to the value of their production in the world economy.

20. Security is linked to the Daiwa Physical Commodity Excess Return Index which is calculated in the same manner as the Daiwa Physical Commodity Index
(DPCI), but with a Treasury bill rate of zero. The DPCI is a passively managed index showing the total return from holding unleveraged long positions in futures contracts of physical commodities. Nineteen commodity markets representing five major commodity industry groups are included in the calculation of the DPCI. These five major commodity groups are: grains, metals, energy, livestock and food/fiber.

See accompanying Notes to Financial Statements.





                  41         Oppenheimer Strategic Income Fund

STATEMENT OF ASSETS & LIABILITIES  September 30, 1997

=====================================================================================================
ASSETS
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $8,264,915,023)                                           $8,451,757,328
Affiliated companies (cost $24,870,550)                                                    27,208,189
-----------------------------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                                 11,047,547
-----------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                          759,979,849
Interest, dividends and principal paydowns                                                146,163,544
Shares of beneficial interest sold                                                         25,035,803
Closed forward foreign currency exchange contracts                                          4,255,405
Daily variation on futures contracts--Note 6                                                  308,031
-----------------------------------------------------------------------------------------------------
Other                                                                                          32,282
                                                                                       --------------
Total assets                                                                            9,425,787,978

=====================================================================================================
LIABILITIES
Bank overdraft                                                                              1,967,258
-----------------------------------------------------------------------------------------------------
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                                  5,289,749
-----------------------------------------------------------------------------------------------------
Options written, at value (premiums received $1,462,456)--
see accompanying statement--Note 7                                                          2,960,230
-----------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $1,424,306,645 purchased
on a when-issued basis)--Note 1                                                         1,498,961,120
Shares of beneficial interest redeemed                                                      8,647,125
Dividends                                                                                   8,312,459
Distribution and service plan fees                                                          4,776,771
Closed forward foreign currency exchange contracts                                          4,355,184
Daily variation on futures contracts--Note 6                                                1,227,794
Transfer and shareholder servicing agent fees                                                 718,700
Other                                                                                       1,681,078
                                                                                       --------------
Total liabilities                                                                       1,538,897,468

=====================================================================================================
NET ASSETS                                                                             $7,886,890,510
                                                                                       ==============
=====================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                        $7,853,553,513
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                        16,158,180
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                            (171,522,575)
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                  188,701,392
                                                                                       --------------
Net assets                                                                             $7,886,890,510
                                                                                       ==============






                  42         Oppenheimer Strategic Income Fund

=========================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on
net assets of $3,969,438,182 and 801,890,287 shares of
beneficial interest outstanding)                                                                    $4.95
Maximum offering price per share (net asset value plus
sales charge of 4.75% of offering price)                                                            $5.20

---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $3,500,902,742 and 705,698,727
shares of beneficial interest outstanding)                                                          $4.96

---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per share
(based on net assets of $416,549,586 and 84,230,913 shares of
beneficial interest outstanding)                                                                    $4.95

See accompanying Notes to Financial Statements.





                  43         Oppenheimer Strategic Income Fund

STATEMENT OF OPERATIONS  For the Year Ended September, 30 1997

=====================================================================================================
INVESTMENT INCOME
Interest (net of foreign withholding taxes of $1,014,978)                                $668,426,986
-----------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                     10,144,788
Affiliated companies                                                                        1,618,677
                                                                                         ------------
Total income                                                                              680,190,451
=====================================================================================================
EXPENSES
Distribution and service plan fees--Note 4:
Class A                                                                                     9,227,904
Class B                                                                                    30,147,429
Class C                                                                                     2,902,518
-----------------------------------------------------------------------------------------------------
Management fees--Note 4                                                                    37,014,867
-----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                       7,681,822
-----------------------------------------------------------------------------------------------------
Shareholder reports                                                                         1,580,641
-----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                 1,387,036
-----------------------------------------------------------------------------------------------------
Registration and filing fees                                                                  208,886
-----------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                       122,562
-----------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                    94,635
-----------------------------------------------------------------------------------------------------
Other                                                                                         289,682
                                                                                          -----------
Total expenses                                                                             90,657,982

=====================================================================================================
NET INVESTMENT INCOME                                                                     589,532,469

=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                               176,727,616
Closing of futures contracts                                                              (29,166,867)
Closing and expiration of options written--Note 7                                          14,670,101
Foreign currency transactions                                                             (36,622,046)
                                                                                         ------------
Net realized gain                                                                         125,608,804

-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                                                84,914,787
Translation of assets and liabilities denominated in
foreign currencies                                                                        (64,385,554)
                                                                                         ------------
Net change                                                                                 20,529,233
                                                                                         ------------
Net realized and unrealized gain                                                          146,138,037

=====================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $735,670,506
                                                                                         ============


See accompanying Notes to Financial Statements.





                  44         Oppenheimer Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                                 1997                 1996
====================================================================================================================
OPERATIONS
Net investment income                                                            $  589,532,469       $  499,559,590
--------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                   125,608,804           43,346,428
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                20,529,233          139,093,599
                                                                                 --------------       --------------
Net increase in net assets resulting from operations                                735,670,506          681,999,617

====================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                            (316,472,362)        (288,582,659)
Class B                                                                            (232,118,433)        (175,634,637)
Class C                                                                             (22,358,462)          (8,327,086)
--------------------------------------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                                                      --          (11,371,215)
Class B                                                                                      --           (8,353,085)
Class C                                                                                      --             (562,714)

====================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                             357,127,802          197,278,497
Class B                                                                             838,896,025          568,088,963
Class C                                                                             235,000,607          103,676,464

====================================================================================================================
NET ASSETS
Total increase                                                                    1,595,745,683        1,058,212,145
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               6,291,144,827        5,232,932,682
                                                                                 --------------       --------------

End of period [including undistributed (overdistributed) net
investment income of $16,158,180 and $(6,688,731), respectively]                 $7,886,890,510       $6,291,144,827
                                                                                 ==============       ==============

See accompanying Notes to Financial Statements.





                  45         Oppenheimer Strategic Income Fund

FINANCIAL HIGHLIGHTS

                                                    CLASS A
                                                    -------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                                    1997     1996     1995     1994      1993
===============================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $4.84     $4.68    $4.75     $5.21    $5.07
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .43       .44      .41       .45      .48
Net realized and unrealized
gain (loss)                                           .09       .15     (.03)     (.35)     .17
                                                    -----     -----    -----     -----    -----
Total income from investment operations               .52       .59      .38       .10      .65

-----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                               (.41)     (.41)    (.41)     (.43)    (.50)
Distributions from net
realized gain                                          --        --     (.01)       --     (.01)
Distributions in excess of net
realized gain                                          --        --       --      (.12)      --
Tax return of capital distribution                     --      (.02)    (.03)     (.01)      --
                                                    -----     -----    -----     -----    -----
Total dividends and distributions
to shareholders                                      (.41)     (.43)    (.45)     (.56)    (.51)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.95     $4.84    $4.68     $4.75    $5.21
                                                    =====     =====    =====     =====    =====

===============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                 11.29%    13.06%    8.62%     1.85%   13.30%

===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)            $3,969    $3,526   $3,219    $3,143   $2,754
-----------------------------------------------------------------------------------------------
Average net assets (in millions)                   $3,735    $3,340   $3,085    $3,082   $2,107
-----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                8.77%     9.09%    9.63%     8.72%    9.78%
Expenses                                             0.93%     0.97%    0.99%     0.95%    1.09%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          116.5%    104.8%   141.5%    119.0%   148.6%

1. For the period from May 26, 1995 (inception of offering) to September 30,
1995.

2. For the period from November 30, 1992 (inception of offering) to September 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.





                  46         Oppenheimer Strategic Income Fund

CLASS B                                                    CLASS C
-----------------------------------------------            ----------------------------------
YEAR ENDED SEPTEMBER 30,                                   YEAR ENDED SEPTEMBER 30,
1997       1996      1995      1994     1993(2)            1997         1996          1995(1)
=============================================================================================
 $4.85      $4.69     $4.76     $5.22    $4.89              $4.83        $4.68          $4.68
---------------------------------------------------------------------------------------------

   .39        .40       .37       .42      .36                .37          .38            .13

   .10        .15      (.03)     (.36)     .34                .13          .16            .01
------      -----     -----     -----    -----              -----        -----          -----
   .49        .55       .34       .06      .70                .50          .54            .14

---------------------------------------------------------------------------------------------


  (.38)      (.37)     (.37)     (.39)    (.36)              (.38)        (.37)          (.12)

    --         --      (.01)       --     (.01)                --           --           (.01)

    --         --        --      (.12)      --                 --           --             --
    --       (.02)     (.03)     (.01)      --                 --         (.02)          (.01)
------      -----     -----     -----    -----              -----        -----          -----

  (.38)      (.39)     (.41)     (.52)    (.37)              (.38)        (.39)          (.14)
---------------------------------------------------------------------------------------------
 $4.96      $4.85     $4.69     $4.76    $5.22              $4.95        $4.83          $4.68
======      =====     =====     =====    =====              =====        =====          =====

=============================================================================================
 10.43%     12.19%     7.79%     1.07%   13.58%             10.67%       11.96%          3.09%

=============================================================================================

$3,501     $2,590    $1,947    $1,586     $695               $417         $175            $67
---------------------------------------------------------------------------------------------
$3,018     $2,250   $ 1,711    $1,236     $276               $291         $110            $24
---------------------------------------------------------------------------------------------

  7.94%      8.30%     8.83%     7.90%    8.13%(4)           7.73%        8.18%          8.28%(4)
  1.69%      1.72%     1.75%     1.71%    1.80%(4)           1.69%        1.74%          2.02%(4)
---------------------------------------------------------------------------------------------
 116.5%     104.8%    141.5%    119.0%   148.6%             116.5%       104.8%         141.5%

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollar-rolls") for the period ended September 30, 1997 were $9,979,242,934 and $8,316,552,760, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls." See accompanying Notes to Financial Statements.





                  47         Oppenheimer Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Income Fund (the Fund) is a separate series of Oppenheimer Strategic Funds Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt securities in U.S. government, foreign and lower-rated corporate bonds and by writing covered call options on them. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

-------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in commodity and foreign currency-linked structured notes whereby the market value and redemption price are linked to commodity indices and foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face value of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying





                  48         Oppenheimer Strategic Income Fund

===============================================================================
financial statements. During the period ended September 30, 1997, the market value of these securities comprised an average of 6% of the Fund's net assets, and resulted in realized and unrealized losses of $18,301,605.

-------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of September 30, 1997, the Fund had entered into outstanding when-issued or forward commitments of $1,424,306,645.

              In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

-------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At September 30, 1997, securities with an aggregate market value of $6,172,125, representing 0.08% of the Fund's net assets, were in default.

-------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price





                  49         Oppenheimer Strategic Income Fund

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $153,183,000, expiring in 2004.

-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

              The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $4,263,699, an increase in accumulated net realized loss on investments of $6,135,352, and an increase in paid-in capital of $1,871,653.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.





                  50         Oppenheimer Strategic Income Fund

===============================================================================
Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED SEPTEMBER 30, 1997          YEAR ENDED SEPTEMBER 30, 1996
                                      ---------------------------------      ------------------------------------
                                      SHARES              AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                  202,106,435        $  987,184,469       161,911,012           $ 769,839,764
Dividends and distributions
reinvested                             43,528,618           212,702,206        42,307,227             201,403,712
Issued in connection with
the acquisition of Quest for
Value Global Income
Fund--Note 9                                   --                    --           970,667               4,571,842
Redeemed                             (172,636,408)         (842,758,873)     (163,843,683)           (778,536,821)
                                     ------------        --------------      ------------           -------------
Net increase                           72,998,645        $  357,127,802        41,345,223           $ 197,278,497
                                     ============        ==============      ============           =============

-----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                  225,061,705        $1,101,712,593       164,417,334           $ 783,491,575
Dividends and distributions
reinvested                             27,158,643           132,987,856        21,799,243             103,961,398
Issued in connection with
the acquisition of Quest for
Value Global Income
Fund--Note 9                                   --                    --           280,096               1,322,051
Redeemed                              (80,881,214)         (395,804,424)      (67,336,963)           (320,686,061)
                                     ------------        --------------      ------------           -------------
Net increase                          171,339,134        $  838,896,025       119,159,710           $ 568,088,963
                                     ============        ==============      ============           =============

-----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                   57,786,493        $  282,043,074        25,473,363           $ 121,173,723
Dividends and distributions
reinvested                              3,188,795            15,572,159         1,255,765               5,978,489
Issued in connection with the
acquisition of Quest for Value
Global Income Fund--Note 9                     --                    --            36,170                 170,362
Redeemed                              (12,845,030)          (62,614,626)       (4,978,579)            (23,646,110)
                                     ------------        --------------      ------------           -------------
Net increase                           48,130,258        $  235,000,607        21,786,719           $ 103,676,464
                                     ============        ==============      ============           =============





                  51         Oppenheimer Strategic Income Fund

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1997, net unrealized appreciation on investments and options written of $187,682,170 was composed of gross appreciation of $291,749,879, and gross depreciation of $104,067,709.

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion.

              For the year ended September 30, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $20,149,168, of which $5,660,176 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $41,868,645 and $2,728,179, respectively, of which $1,299,100 and $67,266, respectively, was paid to an affiliated broker/dealer. During the year ended September 30, 1997, OFDI received contingent deferred sales charges of $6,604,974 and $191,856, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

              The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares. During the year ended September 30, 1997, OFDI paid $640,887 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.





                  52         Oppenheimer Strategic Income Fund

================================================================================
              The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $165,360 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $24,820,626 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of September 30, 1997, OFDI had incurred unreimbursed expenses of $112,265,649 for Class B.

              The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended September 30, 1997, OFDI paid $31,149 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $1,957,863 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of September 30, 1997, OFDI had incurred unreimbursed expenses of $5,708,962 for Class C.





                  53         Oppenheimer Strategic Income Fund

================================================================================
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

              The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

              Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

              Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

              Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At September 30, 1997, the Fund had outstanding forward contracts as follows:

                                                      CONTRACT AMOUNT          VALUATION AS OF    UNREALIZED      UNREALIZED
                                   EXPIRATION DATE    (000S)                   SEPT. 30, 1997     APPRECIATION    DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
Canadian Dollar (CAD)              10/2/97-10/20/97      170,414   CAD         $123,415,758      $   296,136       $      --
                                                                                                 -----------       ----------
CONTRACTS TO SELL
-----------------
Australian Dollar (AUD)            10/6/97-11/24/97      526,890   AUD          381,761,656        1,541,467        1,556,056
British Pound Sterling (GBP)       10/1/97-10/14/97       24,349   GBP           39,316,728               --          326,373
Canadian Dollar (CAD)              1/21/98                14,580   CAD           10,616,618               --           16,836
German Mark (DEM)                  10/1/97-12/19/97       77,192   DEM           43,859,098           70,352          329,908
Indonesia Rupiah (IDR)             10/28/97           57,681,875   IDR           17,543,192        4,101,038               --
Irish Punt (IEP)                   11/24/97-11/28/97      78,220   IEP          113,555,922        4,643,973               --
Japanese Yen (JPY)                 11/17/97            8,270,000   JPY           69,117,377          244,362               --
Mexican Peso (MXP)                 11/3/97               267,920   MXP           34,042,782           58,918               --
South African Rand (ZAR)           10/27/97              115,063   ZAR           24,502,573               --          264,510
Spanish Peseta (ESP)               10/3/97             3,481,541   ESP           23,346,792           91,301               --
Swiss Franc (CHF)                  10/21/97-11/19/97     175,165   CHF          121,355,664               --        2,796,066
                                                                                                 -----------       ----------
                                                                                                  10,751,411        5,289,749
                                                                                                 -----------       ----------
Total Unrealized Appreciation and Depreciation                                                   $11,047,547       $5,289,749
                                                                                                 ===========       ==========





                  54         Oppenheimer Strategic Income Fund

================================================================================
6. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

              The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

              Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

              Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

              Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At September 30, 1997, the Fund had outstanding futures contracts as follows:

                                                                                                        UNREALIZED
                                                             NUMBER OF        VALUATION AS OF           APPRECIATION
                                       EXPIRATION DATE       CONTRACTS        SEPTEMBER 30, 1997        (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
---------------------
U.S. Treasury Nts., 10 yr.             12/97                   125            $ 13,765,625              $   152,344
U.S. Treasury Bonds, 30 yr.            12/97                 2,550             293,967,188               (1,516,250)
                                                                                                        -----------
                                                                                                         (1,363,906)
                                                                                                        -----------

CONTRACTS TO SELL
-----------------
French Government Bonds                12/97                 1,265             106,344,023                 (895,618)
Gold                                   12/97                    62               2,088,780                  (78,880)
Standard & Poor's 500                  12/97                    50              23,862,500                 (493,700)
U.S. Treasury Nts., 2 yr.              12/97                   145              30,021,797                  (90,625)
U.S. Treasury Nts., 5 yr.              12/97                 2,153             231,245,656               (1,455,609)
                                                                                                        -----------
                                                                                                         (3,014,432)
                                                                                                        -----------
                                                                                                        $(4,378,338)
                                                                                                        ===========





                  55         Oppenheimer Strategic Income Fund

================================================================================
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

              The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

              Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

              Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

              The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended September 30, 1997 was as follows:

                                      CALL OPTIONS                                 PUT OPTIONS
                                      --------------------------------------       ------------------------------------
                                      NUMBER OF                AMOUNT OF           NUMBER OF                AMOUNT OF
                                      OPTIONS                  PREMIUMS            OPTIONS                  PREMIUMS
-----------------------------------------------------------------------------------------------------------------------
Options outstanding at
September 30, 1996                       236,465,210           $  1 ,790,304             14,230,476         $   722,937
Options written                        6,289,590,996              21,817,179         46,434,239,635           6,492,357
Options closed or expired             (1,333,863,881)            (14,997,877)       (36,707,870,111)         (6,738,997)
Options exercised                       (153,517,325)             (7,358,043)        (4,880,000,000)           (265,404)
                                      --------------            ------------       ----------------         -----------
Options outstanding at
September 30, 1997                     5,038,675,000            $  1,251,563          4,860,600,000         $   210,893
                                      ==============            ============       ================         ===========





                  56         Oppenheimer Strategic Income Fund

================================================================================
8. ILLIQUID AND RESTRICTED SECURITIES

At September 30, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at September 30, 1997 was $648,184,785, which represents 8.22% of the Fund's net assets, of which $38,306,073 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                   VALUATION
                                                                                        COST       PER UNIT AS OF
SECURITY                                                     ACQUISITION DATE           PER UNIT   SEPTEMBER 30, 1997
---------------------------------------------------------------------------------------------------------------------
BONDS
Arizona Charlie's, Inc., 12% First Mtg.
Nts., Series B, 11/15/00                                     11/18/93-12/9/93             100.00%               53.50%
---------------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First
Mtg. Nts., Series A, 11/15/00                                11/18/93-12/17/93              95.98               17.50
---------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02                     4/14/92                       100.00              110.25
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99             5/15/95                       110.05              118.07
---------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs., Banco
Venezuela TCI, Zero Coupon, 6.13%, 12/13/98                  7/13/93-7/15/93                72.64               95.25

STOCKS AND WARRANTS
Becker Gaming, Inc. Wts., Exp. 11/00                         11/18/93-12/9/93           $    2.10           $     .25
---------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.                                             4/14/92                     1,000.00            1,002.50
---------------------------------------------------------------------------------------------------------------------
Omnipoint Corp.                                              11/29/95                       16.00               20.07
---------------------------------------------------------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00                             11/29/95                          --               20.07
---------------------------------------------------------------------------------------------------------------------
CGA Group Ltd., Preferred                                    6/17/97                        25.00               25.00
---------------------------------------------------------------------------------------------------------------------
CGA Group Ltd. Wts. Exp. 12/49                               6/17/97                           --                 .50





                  57         Oppenheimer Strategic Income Fund

================================================================================
9. ACQUISITION OF QUEST FOR VALUE GLOBAL INCOME FUND

On November 24, 1995, the Fund acquired all of the net assets of Quest for Value Global Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value Global Income Fund shareholders on November 16, 1995. The Fund issued 970,667, 280,096 and 36,170 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $4,571,842, $1,322,051 and $170,362 in exchange for the net assets, resulting in combined Class A net assets of $3,267,253,290, Class B net assets of $2,032,945,347 and Class C net assets of $75,252,729 on November 24, 1995. The net assets acquired included net unrealized appreciation of $338,553. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
10. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other OppenheimerFunds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

              The Fund had no borrowings outstanding during the year ended September 30, 1997.





                  58         Oppenheimer Strategic Income Fund

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income Fund as of September 30, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1997 and 1996, and the financial highlights for the period October 1, 1992 to September 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

              We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

              In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income Fund at September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
October 21, 1997





                  59         Oppenheimer Strategic Income Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

              Dividends paid by the Fund during the fiscal year ended September 30, 1997 which are not designated as capital gain distributions should be multiplied by 1.74% to arrive at the net amount eligible for the corporate dividend-received deduction.

              The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.





                  60         Oppenheimer Strategic Income Fund

OPPENHEIMER STRATEGIC INCOME FUND

A Series of Oppenheimer Strategic Funds Trust

================================================================================
OFFICERS AND TRUSTEES         James  C. Swain, Chairman and
                                Chief Executive Officer
                              Bridget A. Macaskill, Trustee and President
                              Robert G. Avis, Trustee
                              William A. Baker, Trustee
                              Charles Conrad, Jr., Trustee
                              Jon S. Fossel, Trustee
                              Raymond J. Kalinowski, Trustee
                              C. Howard Kast, Trustee
                              Robert M. Kirchner, Trustee
                              Sam Freedman, Trustee
                              Ned M. Steel, Trustee
                              George C. Bowen, Vice President,
                                Treasurer and Assistant Secretary
                              Andrew J. Donohue, Vice President and Secretary
                              David P. Negri, Vice President
                              Arthur P. Steinmetz, Vice President
                              Robert J. Bishop, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR            OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR                   OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER      OppenheimerFunds Services
SERVICING AGENT

================================================================================
CUSTODIAN OF                  The Bank of New York
PORTFOLIO SECURITIES

================================================================================
INDEPENDENT AUDITORS          Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL                 Myer, Swanson, Adams & Wolf, P.C.

                              This is a copy of a report to shareholders of Oppenheimer Strategic Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Strategic Income Fund. For material information concerning the Fund, see the Prospectus.

                              Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.





                  61         Oppenheimer Strategic Income Fund

OPPENHEIMERFUNDS FAMILY

==================================================================================================================
REAL ASSET FUNDS
------------------------------------------------------------------------------------------------------------------
Real Asset Fund                           Gold & Special Minerals Fund

==================================================================================================================
STOCK FUNDS
------------------------------------------------------------------------------------------------------------------
Developing Markets Fund                   Quest Small Cap Value Fund          Global Fund
Enterprise Fund                           Capital Appreciation Fund(1)        Quest Global Value Fund
International Growth Fund                 Quest Capital Value Fund            Disciplined Value Fund
Discovery Fund                            Growth Fund                         Quest Value Fund

==================================================================================================================
STOCK & BOND FUNDS
------------------------------------------------------------------------------------------------------------------
Main Street Income &                      Quest Growth & Income               Disciplined Allocation Fund
  Growth Fund                               Value Fund                        Multiple Strategies Fund(2)
Quest Opportunity Value Fund              Global Growth & Income Fund         Bond Fund for Growth
Total Return Fund                         Equity Income Fund

==================================================================================================================
BOND FUNDS
------------------------------------------------------------------------------------------------------------------
International Bond Fund                   Champion Income Fund                U.S. Government Trust
High Yield Fund                           Strategic Income Fund               Limited-Term Government Fund
                                          Bond Fund
==================================================================================================================
MUNICIPAL FUNDS
------------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)              Pennsylvania Municipal Fund(3)      Rochester Division:
Florida Municipal Fund(3)                 Municipal Bond Fund                 Rochester Fund Municipals
New Jersey Municipal Fund(3)              Insured Municipal Fund              Limited Term New York
New York Municipal Fund(3)                Intermediate Municipal Fund           Municipal Fund

==================================================================================================================
MONEY MARKET FUNDS(4)
------------------------------------------------------------------------------------------------------------------
Money Market Fund                         Cash Reserves

==================================================================================================================
LIFESPAN
------------------------------------------------------------------------------------------------------------------
Growth Fund                               Balanced Fund                       Income Fund

1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.





                  62         Oppenheimer Strategic Income Fund

INTERNET
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information

WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048

ACCOUNT TRANSACTIONS
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Sat 10am-4pm ET

1-800-852-8457

PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310

TELECOMMUNICATION DEVICE
FOR THE DEAF (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
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economy and issues that
affect your investments

1-800-835-3104


INFORMATION AND SERVICES
-------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


[OPPENHEIMERFUNDS LOGO]


RA0230.001.0997  November 28, 1997